UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Exchange National Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
ITEM 1: ELECTION OF DIRECTORS
ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ITEM 3: APPROVAL OF OUR 2007 OMNIBUS INCENTIVE PLAN
ITEM 4: PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE COMPENSATION AND RELATED MATTERS
COMPENSATION COMMITTEE
RELATED PARTY TRANSACTIONS
INDEPENDENT AUDITOR FEES AND SERVICES
AUDIT COMMITTEE REPORT
OWNERSHIP OF COMMON STOCK
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
ADVANCE NOTICE OF SHAREHOLDER PROPOSALS
ANNUAL REPORT

Exchange National Bancshares, Inc.
300 Southwest Longview Boulevard
Lee’s Summit, Missouri 64081
April 30, 2007
Dear Shareholder:
     You are invited to attend the annual meeting of shareholders of Exchange National Bancshares, Inc. to be held at The Exchange National Bank of Jefferson City’s facility located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 13, 2007, commencing at 9:00 a.m., local time.
     The business to be conducted at this meeting is described in the accompanying notice of annual meeting and proxy statement. At this year’s meeting, the agenda includes the election of two Class III directors, a proposal to ratify the selection of our independent registered public accounting firm, a proposal to approve our company’s 2007 Omnibus Incentive Plan, and a proposal to amend our articles of incorporation to change our company’s name to “Hawthorn Bancshares, Inc.” In addition, there will be an opportunity to meet with members of senior management and review the business and operations of our company.
     Your vote is important. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.
     We appreciate your continued interest in and support of our company.

Sincerely yours,

James E. Smith
Chairman of the Board
and Chief Executive Officer

Exchange National Bancshares, Inc.
300 Southwest Longview Boulevard
Lee’s Summit, Missouri 64081
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 13, 2007
     You hereby are notified that the annual meeting of the shareholders of Exchange National Bancshares, Inc., a Missouri corporation, will be held at The Exchange National Bank of Jefferson City’s facility located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 13, 2007, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
1.	To elect two Class III directors to hold office for a term expiring at the 2010 annual meeting of the shareholders of our company and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

2.	To consider and act upon ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007;

3.	To consider and act upon approval of our company’s 2007 Omnibus Incentive Plan;

4.	To consider and act upon approval of a proposed amendment to our articles of incorporation to change our company’s name to “Hawthorn Bancshares, Inc.”; and

5.	To transact such other business as properly may come before the meeting.
     The proposals referred to above are more fully described in the accompanying proxy statement. Our board of directors has approved the proposals and recommends that you vote “FOR” the election of each nominee for director named in the accompanying proxy statement, “FOR” the ratification and approval of KPMG LLP as our independent registered public accounting firm, “FOR” the approval of our company’s 2007 Omnibus Incentive Plan, and “FOR” the approval of the proposed amendment to our articles of incorporation. Before voting, you should carefully review all of the information contained in the accompanying proxy statement.
     Our board of directors has fixed the close of business on April 6, 2007 as the record date for determination of the shareholders entitled to notice of, and to vote at, the annual meeting. All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our board of directors solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

By Order of the Board of Directors

James E. Smith
Chairman of the Board
and Chief Executive Officer
April 30, 2007
Jefferson City, Missouri
YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

Exchange National Bancshares, Inc.
300 Southwest Longview Boulevard
Lee’s Summit, Missouri 64081

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2007

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
     Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you might have about the annual meeting.
Why am I receiving these materials?
     The board of directors of Exchange National Bancshares, Inc. is providing these materials to you in connection with our annual meeting of shareholders. This proxy statement, the accompanying form of proxy and the notice of annual meeting of shareholders were first sent to our shareholders on or about April 30, 2007. As a shareholder of our company, you are entitled and encouraged to vote on the items of business described in these proxy materials. Your vote is very important. For this reason, our board is requesting that you allow your shares to be represented at the annual meeting by the persons named as proxies on the enclosed proxy card.
     Our principal business activity is the ownership, directly or indirectly, of all the issued and outstanding stock of our subsidiary banks. On December 1, 2006, we announced our development of a strategic plan in which, among other things, The Exchange National Bank of Jefferson City, Citizens Union State Bank & Trust of Clinton, Osage Valley Bank of Warsaw and Bank 10 of Belton would be consolidated into a single bank under a Missouri state trust charter. As a part of this strategic plan, Osage Valley Bank was consolidated into Citizens Union State Bank in March 2007. Our principal executive offices are located at 300 Southwest Longview Boulevard, Lee’s Summit, Missouri 64081.
What information is contained in these materials?
     The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid executive officers, and certain other required information. Our annual report to shareholders for 2006, which contains our audited financial statements, and a proxy card and return envelope accompany this proxy statement.
When and where will the annual meeting be held?
     The annual meeting of shareholders will be held on Wednesday, June 13, 2007, commencing at 9:00 a.m., local time, at The Exchange National Bank of Jefferson City’s facility located at 132 East High Street, Jefferson City, Missouri. You do not have to attend the annual meeting to be able to vote.
What matters will be voted on at the annual meeting?
     Shareholders will consider and vote upon the following business items at the annual meeting:
•	The election of two Class III directors to hold office for a term expiring at the 2010 annual meeting of the shareholders of our company;

•	The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the current year;

•	The approval of our company’s 2007 Omnibus Incentive Plan;

•	The approval of a proposed amendment to our articles of incorporation to change our company’s name to “Hawthorn Bancshares, Inc.”; and

•	Any other matters that may properly come before the annual meeting, including any proposal to adjourn or postpone the meeting.
How does our board of directors recommend that I vote?
     Our board of directors recommends that you vote:
•	“FOR” the election of each nominee for director named in this proxy statement;

•	“FOR” the ratification and approval of KPMG LLP as our independent registered public accounting firm;

•	“FOR” the approval of our company’s 2007 Omnibus Incentive Plan; and

•	“FOR” the approval of the proposed amendment to our articles of incorporation.
What shares can I vote?
     The only outstanding voting securities of our company are the shares of our common stock, $1.00 par value. Each issued and outstanding share of our common stock as of the close of business on the April 6, 2007 record date for the annual meeting is entitled to one vote on each matter submitted to a vote at the annual meeting. As of the record date, 4,169,847 shares of our common stock were issued and outstanding. A list of shareholders entitled to vote at the annual meeting will be available for examination at least ten days prior to the date of the annual meeting during normal business hours at our bank office located at 132 East High Street, Jefferson City, Missouri. The list also will be available at the annual meeting.
     You may vote all shares of our common stock owned by you as of the record date. This includes (i) shares held directly in your name as the shareholder of record, (ii) shares held for you in our company benefit plans, and (iii) shares held for you as the beneficial owner through a broker, trustee or other nominee, sometimes referred to as shares held in “street name.” As summarized below, there are some differences associated with the manner in which your shares are held.
     Shareholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record and these proxy materials were sent to you directly. As the shareholder of record, you may attend the annual meeting and vote your shares in person. Alternatively, you may vote your shares by proxy. We have enclosed a proxy card for you to use. The persons designated as proxies were selected by our board of directors.
     Benefit Plans. If your shares are held for you in one of our company benefit plans, you will receive a voting instruction card from the plan trustee or administrator. To vote these shares, you will need to complete, date and sign the voting instruction card and return it promptly.
     Beneficial Owner. If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials were forwarded to you from the broker, trustee or other nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares. Although you are invited to attend the annual meeting, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee. You may vote your shares by any of the options listed on the voting instruction card.

How do I submit my vote?
     Included with this proxy statement is a proxy card or voting instruction card. Specific voting instructions are included on the card. Generally, you may vote by telephone, by Internet, or by signing and returning the proxy or voting instruction card. If you vote by telephone or by Internet, you do not need to return the proxy or voting instruction card.
     If you plan to attend the annual meeting and vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, proof of ownership may be required for you to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
Can I change my proxy vote?
     If you are a shareholder of record, you may change your vote or revoke your proxy any time before your vote is used at the annual meeting by:
•	submitting a valid later-dated proxy;

•	submitting a valid, subsequent vote by telephone or the Internet;

•	notifying our corporate secretary in writing that you have revoked your proxy; or

•	completing a written ballot at the annual meeting.
Attendance at the annual meeting will not in and of itself constitute a revocation of your proxy.
     You may revoke your voting instructions with respect to any shares of common stock you hold in our benefit plans by delivering a valid, later-dated voting instruction form prior to the deadline specified in the voting instructions.
     If you hold shares as the beneficial owner, you may change your vote by submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the annual meeting.
How many votes are needed to conduct business at the annual meeting?
     A majority of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the annual meeting. Both abstentions and broker non-votes (described in response to the following question) are counted for the purpose of determining a quorum. If a quorum should not be present, the annual meeting may be adjourned from time to time until a quorum is obtained.
How are votes counted?
     If you are a shareholder of record and you return a proxy card, it will be voted in accordance with your instructions. However, if you are a shareholder of record and you return a proxy card without marking one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our board of directors (which recommendation is identified above under “How does our board of directors recommend that I vote?”).
     If you provide no instructions for shares held in our company benefit plans or the plan trustee or administrator does not receive your completed voting instruction card prior to the deadline specified in such card, the shares credited to your account will not be voted.

     If you hold shares in street name through a broker or other nominee and you do not provide voting instructions on one or more proposals, your broker may only vote on your behalf for those proposals that are considered routine. A broker non-vote occurs when a broker returns a proxy card that is unmarked on one or more proposals because the broker lacks authority to vote on those proposals without instructions from the beneficial owner. If your broker does not vote your shares on any proposal, such broker non-vote is not counted with respect to such proposal. This means that, with the exception of the proposal to amend our articles of incorporation, a broker non-vote would reduce the number of affirmative votes that are necessary to approve the proposal. A broker non-vote would not affect the number of number of affirmative votes that are necessary to approve the proposed amendment to our articles of incorporation.
What vote is required to approve the proposals at the annual meeting?
     Election of Directors. Directors are elected by a majority of the votes cast, in person or by proxy, by shareholders entitled to vote at the annual meeting for that purpose. Shareholders can withhold authority to vote for one or more nominees for director. Votes withheld from a particular nominee will have the same effect as a vote against the nominee. Shareholders do not have cumulative voting rights in the election of directors.
     Other Matters. Approval of the proposed amendment to our articles of incorporation requires the affirmative vote of a majority of the issued and outstanding shares of our common stock as of the record date. Approval of all other proposals that properly may come before the annual meeting requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the particular proposal. Shareholders may abstain from voting on any proposal at the meeting. If you abstain from voting on any proposal, it has the same effect as a vote against the proposal.
Are there any other matters that will be considered at the annual meeting?
     We are not aware of any business to be acted upon at the annual meeting other than the items described in this proxy statement. Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the meeting.
Who pays the cost of soliciting votes at the annual meeting?
     This proxy solicitation is being made by our board of directors. All costs of this solicitation will be borne by our company. In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of our company and of our subsidiaries. Our company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. Our company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of common stock held of record by such persons.
Where can I find the voting results of the annual meeting?
     We will announce preliminary voting tabulations at the annual meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2007.
What should I do if I receive more than one set of proxy materials?
     Each shareholder at a given address will receive a separate proxy card. You may receive multiple sets of proxy materials if you hold shares in more than one brokerage account or if you are a shareholder of record and have shares registered in more than one name. Please vote the shares on each proxy card or voting instruction card you receive.
     The SEC has adopted rules that permit companies and intermediaries (including brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
     We have adopted a “householding” procedure that you may wish to follow. If you are receiving multiple sets of proxy materials and wish to have your accounts householded, contact our corporate secretary, Kathleen L. Bruegenhemke, at (573) 761-6179, or send written instructions to our corporate secretary at Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. If you no longer wish to participate in householding, you must provide written notification to our corporate secretary to withhold your consent for householding.
     Many brokerage firms participate in householding as well. If you have a householding request for your brokerage account, please contact your broker.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
ITEM 1: ELECTION OF DIRECTORS
What am I voting on?
     One of the purposes of this annual meeting is to elect two directors in Class III to serve for a three-year term expiring at the annual meeting of shareholders in 2010 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal.
What is the structure of our board and how often are directors elected?
     Our board of directors currently consists of seven directors. Our articles of incorporation divides the board into three classes of directors, with directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of Kevin L. Riley and David T. Turner, the two directors in Class III, expire at this annual meeting. Directors in Class I (Charles G. Dudenhoeffer, Jr., Philip D. Freeman and James E. Smith) and Class II (Julius F. Wall and Gus S. Wetzel, II) have terms expiring at the time of the annual meeting of shareholders in 2008 and 2009, respectively. Our board of directors has determined that Messrs. Dudenhoeffer, Freeman, Riley, Wall and Wetzel each satisfies the independence requirements of the NASDAQ Global Market or NASDAQ.
Who are this year’s nominees?
     The nominating and corporate governance committee of our board of directors has designated Kevin L. Riley and David T. Turner as the two nominees proposed for election at the annual meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of these two nominees. The following table sets forth certain information with respect to each person nominated for election as a Class III director at the annual meeting and each director whose term of office will continue after the annual meeting.

Name	Age	Position With our Company	Director Since
NOMINEES
Class III: Term to expire in 2010
Kevin L. Riley	51	Director	1995
David T. Turner	50	President and Director	1997

DIRECTORS CONTINUING IN OFFICE
Class I: Term to expire in 2008
Charles G. Dudenhoeffer, Jr.	67	Director	1993
Philip D. Freeman	53	Director	1993
James E. Smith	62	Chairman, CEO and Director	1997
Class II: Term to expire in 2009
Julius F. Wall	73	Director	2006
Gus S. Wetzel, II	66	Director	1999

     There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.
What is the business experience of the nominees and of our continuing board members?
     The business experience during the last five years of each person nominated for election as a Class III director at the annual meeting and each director whose term of office will continue after the annual meeting is as follows:
     Charles G. Dudenhoeffer, Jr. has served as a Director of Exchange National Bank since 1978 and of our company since 1993. Mr. Dudenhoeffer served as Vice President and Trust Officer of Exchange National Bank from 1974 until June 1992. He served as Senior Vice President and Trust Officer of Exchange National Bank from June 1992 until June 2000. He served as Senior Vice President of our company from 1993 through June 2000. Mr. Dudenhoeffer also serves on our nominating and corporate governance, audit and compensation committees.
     Philip D. Freeman has served as a Director of Exchange National Bank since 1990 and of our company since 1993. He has been the Owner/Manager of Freeman Mortuary, Jefferson City, Missouri since 1974. Mr. Freeman also serves on our nominating and corporate governance, audit and compensation committees.
     Kevin L. Riley has served as a Director of Exchange National Bank since 1995 and of our company since 1995. He has been co-owner of Riley Chevrolet, Toyota, Scion, Inc. and Riley Oldsmobile, Cadillac, Inc., each a Jefferson City, Missouri automobile dealership, since 1986 and 1992, respectively. Mr. Riley also serves on our nominating and corporate governance, audit and compensation committees.
     James E. Smith has served as a Director of Citizens Union State Bank since 1975, of our company since 1997, of Osage Valley Bank from January 2000 through March 2007, of Exchange National Bank since March 2002 and of Bank 10 since May 2005. He served as Vice Chairman of our company from 1998 through March 2002 when he assumed the responsibilities of Chairman and Chief Executive Officer, as President and Secretary of Citizens Union State Bank from 1975 through May 2000 when he was promoted to Chairman and Chief Executive Officer, as President of Osage Valley Bank from January 2000 through October 2002, and as Vice Chairman of Osage Valley Bank from October 2002 through March 2007.
     David T. Turner has served as a Director of Exchange National Bank and of our company since January 1997 and of Citizens Union State Bank since April 2002. Mr. Turner served as Vice Chairman of our company from June 1998 through March 2002 when he assumed the position of President. From 1993 until June 1998, he served as Senior Vice President of our company. Mr. Turner served as President of Exchange National Bank from January 1997 through March 2002 when he assumed the position of Chairman, Chief Executive Officer and President. He served as Senior Vice President of Exchange National Bank from June 1992 through December 1996 and as Vice President from 1985 until June 1992.
     Julius F. Wall has served as a Director of Citizens Union State Bank since 2000 and of our company since October, 2006. He has been an attorney with the Clinton, Missouri law firm of Poague, Wall, Cox & Adams LLC since 1960.
     Gus S. Wetzel, II has served as a Director of Citizens Union State Bank since 1974, and of our company since 1999. He served as Chairman of Citizens Union State Bank from 1974 until May 2000. Dr. Wetzel has served as a physician/surgeon with the Wetzel Clinic, Clinton, Missouri since 1972. He also serves on our nominating and corporate governance, audit and compensation committees.

What if a nominee is unwilling or unable to serve?
     Each of the nominees listed in this proxy statement has indicated his willingness to serve as a director if elected, and the board of directors has no reason to believe that any nominee will be unavailable for election. If, for some unforeseen reason, a nominee becomes unwilling or unable to serve, it is intended that shares represented by the proxies will be voted for the election of such substitute nominee as may be designated by our nominating and corporate governance committee, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld.
How does our board of directors recommend that I vote?
     Our board of directors recommends that you vote “FOR” the election of Kevin L. Riley and David T. Turner as Class III directors.
ITEM 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
What am I voting on?
     Shareholders are being asked to ratify and approve the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2007. The selection of KPMG LLP was made by the audit committee of our board of directors. KPMG LLP has served as our independent auditors since 1993. In connection with the audit of the 2007 financial statements, our company entered into an engagement agreement with KPMG LLP which sets forth the terms by which KPMG LLP will perform audit services for our company. That agreement is subject to alternative dispute resolution procedures. The ratification and approval by shareholders of the selection of KPMG LLP effectively would also be a ratification of that agreement.
What services do the independent registered public accountants provide?
     Audit services provided by KPMG LLP for 2006 included the examination of the consolidated financial statements of our company and services related to periodic filings made with the Securities and Exchange Commission or SEC. Audit services included an assessment of our company’s internal control over financial reporting as of December 31, 2006 for the purpose of expressing an opinion on management’s assessment and an opinion on the effectiveness of our company’s internal control over financial reporting. These services are more fully described in this proxy statement under the captions “Audit Committee Report” and “Independent Auditor Fees and Services.”
Will a representative of KPMG LLP be present at the meeting?
     One or more representatives of KPMG LLP are expected to be present at the annual meeting. Any such representative will have an opportunity to make a statement if he or she desires to do so and are expected to be available to respond to appropriate questions from shareholders.
What if this proposal is not approved?
     Shareholder ratification and approval of the audit committee’s selection of KPMG LLP as our independent registered public accounting firm is not required by any statute or regulation or by our bylaws. Nevertheless, if the shareholders do not ratify and approve the selection of KPMG LLP at the annual meeting, the audit committee will reconsider the appointment. Submission of our selection of KPMG LLP to the shareholders for ratification and approval will not limit the authority of the audit committee to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.

How does our board of directors recommend that I vote?
     Our board of directors recommends that you vote “FOR” approval of the selection of KPMG LLP.
ITEM 3: APPROVAL OF OUR 2007 OMNIBUS INCENTIVE PLAN
What am I voting on?
     On February 6, 2007, our compensation committee approved, and on February 14, 2007, our board of directors adopted, an equity incentive plan, which we refer to in this proxy statement as the “2007 Omnibus Incentive Plan” or the “Plan.” We are submitting the 2007 Omnibus Incentive Plan for approval by our shareholders at the annual meeting. Shareholder approval of an equity-based compensation plan or arrangement such as the Plan is necessary:
•	to enable the Plan to comply with the shareholder approval requirements for equity-based plans under the NASDAQ listing standards;

•	to enable equity-based awards under the Plan to be exempt from the short-swing profit disgorgement provisions of SEC Rule 16b-3;

•	for certain types of options granted under the Plan, known as incentive stock options, to be made eligible for the favorable income tax treatment afforded to optionees under Section 421 of the Internal Revenue Code; and

•	for certain forms of equity-based compensation under the Plan to be made eligible for the “performance-based compensation” exception to the $1 million compensation deduction limitation imposed under Section 162(m) of the Internal Revenue Code.
     The following description of the 2007 Omnibus Incentive Plan is necessarily general in nature and does not purport to reflect all of the terms of the Plan. A copy of the Plan is set forth in Appendix A to this proxy statement. The description of the 2007 Omnibus Incentive Plan contained herein is qualified in its entirety by reference to Appendix A.
What is the purpose of the Plan?
     The purpose of the Plan is to encourage employees and non-employee directors of our company, its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of our company. The Plan also is designed to assist our company in attracting and retaining employees and non-employee directors by providing them with the opportunity to participate in the success and profitability of our company. Equity-based awards also are intended to further align the interests of award recipients with the interests of our shareholders.
Who is eligible to receive an option grant?
     The eligible participants in the Plan are all employees of our company, its affiliates and its subsidiaries, including employees who are officers or members of our board of directors, members of our board who are not employees of our company and our advisory board members. Currently, there are approximately 390 officers and employees of our company, its affiliates and its subsidiaries and four advisory board members. Since all members of our board of directors are eligible for awards under the Plan, each member of our board has a personal interest in the approval of the Plan.
Who would be responsible for administering the Plan?
     The Plan may be administered by our board of directors or a committee consisting of two or more directors, as our board may determine, referred to in this proxy statement as the “Committee.” Initially, our compensation committee will administer the Plan and serve as the Committee. All members of the Committee will be “outside directors” as defined under Section 162(m) of the Internal Revenue Code of 1986, and “non-employee directors” as defined by the SEC rules under the Securities Act of 1934. The Committee has the sole discretion to administer and interpret the Plan and determine who will be granted awards under the Plan, the size and types of such awards and the terms and conditions of such awards.
How many shares are subject to the option grant
     The Plan permits the issuance of up to 400,000 shares of our common stock pursuant to awards granted under the Plan such as stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash. The shares that may be issued under the Plan are subject to increase or decrease in the event of any change in our company’s capital structure. The shares of common stock to be delivered upon exercise of the option will be made available, at the discretion of our board of directors, from either our authorized but unissued shares of common stock or any shares of common stock held by our company as treasury shares. The per share market value of our common stock on April 19, 2007, computed by reference to the last sale price of our common stock on the NASDAQ, was $33.38.
     Stock Options. A stock option is the right to purchase shares of common stock at a future date at a specified price per share, which we refer to as the “option price.” An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, and are subject to more restrictive terms. Incentive stock options may only be granted to employees of our company or a subsidiary. Both incentive stock options and nonqualified stock options may be granted under the Plan. The per-share exercise price of an option is set by the Committee and generally may not be less than the fair market value of a share of our common stock on the date of grant. Certain incentive stock options granted to individuals owning more than 10% of our company will be required to have a higher option price equal to at least 110% of the value of our common stock on the date of grant. Options granted under the Plan are exercisable at the times and on the terms established by the Committee. The maximum term of an option is ten years from the date of grant. The grant and the terms of incentive stock options will be restricted to the extent required by the Internal Revenue Code. The option price must be paid in full in cash, or the Committee also may permit payment of the option price by the tender of previously acquired shares of our common stock.
     Stock Appreciation Rights. A stock appreciation right or “SAR” is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right. When a Plan participant exercises a SAR, that participant will receive an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, common stock or a combination of cash and stock, in the discretion of the Committee. The Plan permits the grant of two types of SARs: freestanding SARs, tandem SARs, or any combination of the two. A freestanding SAR is a SAR that is granted independently of any stock option. A tandem SAR is a SAR that is granted in connection with a related stock option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly canceled). The Committee has complete discretion to determine the number of SARs granted to any participant and the terms and conditions pertaining to such SARs. The grant price will be at least equal to the exercise price of the related option in the case of a tandem SAR, or in the case of a freestanding SAR, the fair market value of a share of our common stock on the date of grant. The maximum term of a stock appreciation right will be determined by the Committee on the date of grant and may be determined by reference to the participant’s death, disability, voluntary resignation, cessation as a director, or termination of employment.
     Restricted Stock and Restricted Stock Unit Grants. The Plan permits the grant of restricted stock or restricted stock unit awards. Restricted stock and restricted stock units may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of restricted stock or restricted stock units lapse over a period of time or according to such other criteria as the Committee deems appropriate, including the achievement of specific performance goals. Unless the Committee determines otherwise, during the period of time in which the shares of restricted stock are restricted, the participant to whom the shares have been granted will not have the right to vote the shares but will have the right to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

     Performance Unit and Performance Shares. The Plan permits the grant of performance units and performance share awards, which are bonuses payable in cash, common stock or a combination of cash and stock. Each performance unit and performance share will represent the right of the participant to receive an amount based on the value of such performance unit or share if performance goals established by the Committee are met. A performance unit will have a value based on such measurements or criteria as the Committee determines. A performance share will have a value equal to the fair market value of a share of our common stock. When an award of these are granted, the Committee will establish a performance period during which performance will be measured. At the end of each performance period, the Committee will determine to what extent the performance goals and other conditions of the performance units or shares are met. If the holder of a performance unit or share ceases to be an employee after a performance period for any reason (other than having been terminated for cause), such holder will be entitled to receive the full amount payable as soon as practicable after the award amount has been determined by the Committee. If the holder of a performance unit or share ceases to be an employee before the end of a performance period by reason of death or disability, such holder will be eligible to receive the amount of any award prorated to reflect the shortened performance period. If the holder of a performance unit or share is terminated for cause at any time before or after the end of a performance period, but before an award has been paid, such holder’s participation in the Plan will cease, and any performance units and shares and right to receive payment for any awards will be canceled.
     Bonus Shares and Deferred Shares. The Plan permits the grant of shares to participants from time-to-time as a bonus. Such shares may be paid on a current basis or may be deferred and paid in the future. Our board of directors or the Committee may impose such conditions or restrictions on any such deferred shares as it may deem advisable, including time-vesting restrictions and deferred payment features.
Are the awards under the Plan transferable?
     Awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, and generally are exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Committee may permit awards to be transferred to certain persons or entities, including members of the recipient’s immediate family and charitable institutions, so long as such transfer is for no or nominal consideration.
How would awards under the Plan be affected by a changes in our capital structure?
     If, without the receipt of consideration by our company, there is any change in the number or kind of shares of our common stock outstanding by reason of a stock dividend or any other distribution upon the shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization, the maximum number of shares of our common stock available for grants, the maximum number of shares of our common stock that any individual participating in the Plan may be granted in any year, and the number of shares covered by outstanding grants will be appropriately adjusted to reflect any increase or decrease in the number of issued shares of our common stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants. Any fractional shares resulting from such adjustment will be eliminated. The purchase or exercise price payable by any plan participant with respect to any award also will be adjusted upon the occurrence of any of the events referred to above so that there will be no change in the aggregate price payable by such participant. The manner in which any adjustments are made will be determined by the Committee or our board of directors, and such determination will be final, binding and conclusive.
     If our company undergoes a “change of control,” as that term is defined in the Plan, each option, share of restricted stock and other grant held by a non-employee director will, without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable or payable, as the case may be, as of the date of the change of control.
What are the specific benefits under the Plan?
     As of the date of this proxy statement, no awards had been granted under the Plan. The number and dollar amount of benefits under the Plan that will be received by or allocated to our Chief Executive Officer and our other named executive officers, all executive officers as a group, all directors who are not executive officers as a group, each nominee for election as a director, each associate of any current director, executive officer or nominee, and all employees, including officers who are not executive officers, as a group therefore are not currently determinable.
How does our board of directors recommend that I vote?
     Our board of directors recommends that you vote “FOR” approval of our 2007 Omnibus Incentive Plan.
ITEM 4: PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION
What am I voting on?
     Shareholders are being asked to approve a proposed amendment to Article First of our articles of incorporation to change our company’s name from “Exchange National Bancshares, Inc.” to “Hawthorn Bancshares, Inc.” Our board of directors has adopted resolutions setting forth the proposed amendment, declaring its advisability and directing that the proposed amendment be submitted to our shareholders for their consideration and approval at the annual meeting. The text of the proposed amendment is as follows:
     RESOLVED, that Article FIRST of the Articles of Incorporation of Exchange National Bancshares, Inc. be amended by deleting said Article in its entirety and substituting in lieu thereof the following new Article FIRST:
     FIRST. The name of the Corporation is:
     Hawthorn Bancshares, Inc.
What are the purposes and effects of the proposed amendment?
     When our company was incorporated in 1992, our name was selected in anticipation of the corporate reorganization in which Exchange National Bank became our wholly-owned subsidiary. Our name reflected our affiliation with our subsidiary bank as well as our subsidiary bank’s organization as a national banking association. As we grew and acquired Citizens Union State Bank, Osage Valley Bank and Bank 10, our name came to be less descriptive of our business in that it suggested our affiliation with only one of our subsidiary banks.
     At a meeting held on April 11, 2007, our board of directors, with the advice of a marketing consultant retained by our company, concluded that the time had come to change our name. The proposed name change is related to our strategic plan in which, among other things, our subsidiary banks are to be consolidated into a single bank under a Missouri state trust charter. It is anticipated that by the time the consolidation is completed, the resulting consolidated bank would be known as “Hawthorn Bank.” Our company’s name change is being proposed in anticipation of this consolidation and would reflect the name under which our consolidated bank is to operate. Our board of directors believes that the name change would provide continuity between us and our consolidated bank, and would allow us to better leverage the “Hawthorn” brand identity than if we were to retain our current name.
     If the proposed amendment is adopted by our shareholders, our company will cause articles of amendment consistent with the text of the amendment to be filed with the office of the Missouri Secretary of State. It is anticipated that such filing would be made promptly following the annual meeting.
     After such filing is made and the name change occurs, the trading symbol for our common stock on the Nasdaq Global Market may be changed. As of the date of this proxy statement we have not yet determined what the new trading symbol might be or even whether we will change the trading symbol at all. If the proposed amendment is adopted by our shareholders and the name change is made, it will not affect the validity of currently outstanding shares of our common stock. The stock certificates representing such shares will remain authentic, and it will not be necessary for shareholders to surrender or exchange any stock certificates in connection with the name change.

How does our board of directors recommend that I vote?
     Our board of directors recommends that you vote “FOR” approval of the proposed amendment to our articles of incorporation.
CORPORATE GOVERNANCE AND BOARD MATTERS
Communication with the Board
     Our board of directors has not established a formal process for shareholders to follow in sending communications to the board or its members, as our policy has been to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with our directors may do so by sending their correspondence addressed to our board or any such director at Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, Missouri 65101, Attention Corporate Secretary. All such communications will be compiled and submitted to our board or the individual directors, as applicable, on a periodic basis.
     Neither our board of directors nor a specific director is required to respond to a shareholder communication. To avoid selective disclosure, our board or the individual directors may respond to a shareholder’s communication only if the communication involves information which is not material or which is already public. In such case, our board of directors, as a whole, or the individual director may respond, if at all:
•	Directly, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate;

•	Indirectly through our corporate secretary or other designated officer, following consultation with our corporate secretary or other advisors or without additional consultation, as our board determines appropriate; or

•	Pursuant to such other means as our board determines appropriate from time to time.
     If the communication involves material non-public information, our board of directors or the individual director will not provide a response to the shareholder concerning such information. Our company may, however, publicly provide information responsive to such communication if (following consultation with our advisors, as our board determines appropriate) our board determines disclosure is appropriate. In that case, the responsive information will be provided in compliance with SEC Regulation FD and other applicable laws and regulations.
Consideration of Director Nominees
     In identifying and evaluating director nominees, the nominating and corporate governance committee may receive recommendations from management, from other directors and from shareholders. The committee reviews information on each candidate and evaluates it in light of the needs and requirements of our company. The committee believes that the board and its committees should be comprised of persons who are of high character and integrity, who have a personal and professional reputation that is consistent with the image and reputation of our company, and who have expertise that may be useful to our company. The committee considers various factors, including the independence of the candidate, as well as his or her education or special skills, areas of expertise, experience, age, business associations, reputation and other characteristics and qualities that the committee believes are likely to enhance the effectiveness of the board and its committees. In determining whether a director should be retained and stand for re-election, the committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board and each committee on which such director serves.
     Shareholders who wish the nominating and corporate governance committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the nominating and corporate governance committee at Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, Missouri 65101, Attention Corporate Secretary. All nominees, including those submitted by shareholders in accordance with these procedures, will be evaluated using generally the same methods and criteria described above, although those methods and criteria are not standardized and may vary from time to time. Shareholders also may submit director nominations to our company in accordance with the procedures described below under “Advance Notice of Shareholder Proposals.”
Meetings of the Board
     During 2006 our board of directors held four regular, seven special and one reorganization meetings. Each director attended at least 75% of the regular meetings of our board of directors and of the committees of our board on which he served during that year. Our directors discharge their responsibilities throughout the year, not only at such board of directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to our company.
     Directors are encouraged by our company to attend our annual meeting of shareholders if their schedules permit, but our company does not otherwise have a policy regarding such attendance. All directors were present at the annual meeting of the shareholders held in June 2006. The board of directors typically meets immediately following the annual meeting of shareholders, which facilitates the directors’ attendance at the annual meeting of shareholders.
Committees of the Board
     Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. There currently are no other committees of our board of directors. Members of the committees serve at the pleasure of our board of directors.
     Audit Committee. The audit committee of our board of directors currently is comprised of Messrs. Dudenhoeffer, Freeman, Riley and Wetzel. Our board of directors has determined that each member of the audit committee is independent as defined by NASDAQ’s independence standards. In addition, our board of directors has determined that Charles G. Dudenhoeffer, Jr. meets the SEC’s definition of an “audit committee financial expert.” The audit committee assists the board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The audit committee is responsible for apprising the board of management’s compliance with board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of our company and its subsidiaries at least annually, and to report thereon to the board of directors. A more complete description of the audit committee’s functions is provided in its charter, a copy of which is available on our internet website (www.exchangebancshares.com) under “Governance Documents.” The audit committee met 11 times during 2006.
     Compensation Committee. The compensation committee of our board of directors currently is comprised of Messrs. Dudenhoeffer, Freeman, Riley and Wetzel. It is responsible for making recommendations to our board of directors regarding the compensation and benefits of our executive officers and directors and for establishing and administering our executive compensation program. The responsibilities of the compensation committee also include the construction, interpretation and administration of our Incentive Stock Option Plan, and to exercise exclusive authority over the grant of options under that Plan. A more complete description of the compensation committee’s functions is provided in its charter, a copy of which is available on our internet website (www.exchangebancshares.com) under “Governance Documents.” The compensation committee met four times during 2006.
     Nominating and Corporate Governance Committee. The members of the nominating and corporate governance committee currently are Messrs. Dudenhoeffer, Freeman, Riley and Wetzel, each of whom is independent, as defined by NASDAQ’s independence standards. This committee is responsible for the director nomination process, including evaluating and recommending director nominees and board committee appointments, and is responsible for various other governance related matters, including an annual board assessment. A more complete description of the committee’s functions is provided in its charter, a copy of which is available on our internet website (www.exchangebancshares.com) under “Governance Documents.” The nominating and corporate governance committee met twice during 2006.
Code of Ethics
     Our board of directors has adopted a code of business conduct and ethics applicable to all employees, officers and directors. A copy of the code of business conduct and ethics is available to any shareholder who requests it by writing to our corporate secretary at Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101. It also is available on our internet website (www.exchangebancshares.com) under “Governance Documents.”
Director Compensation
     Only outside (non-employee) members of our board of directors receive compensation for their service to our company as a director. Prior to July 1, 2006, each of these outside (non-employee) directors received $600 for each meeting of the board attended. Each member of our audit committee received $700 for each committee meeting attended. Each member of our compensation committee received $300 for each meeting attended. Each member of our nominating and corporate governance committee received $300 for each meeting attended. Effective July 1, 2006, outside (non-employee) members receive a monthly retainer of $1,500 and $500 for each board and committee meeting attended, respectively.
     All directors of our company (other than Mr. Wall and Mr. Wetzel) are also directors of Exchange National Bank, and in that capacity may receive compensation from Exchange National Bank. For their service to Exchange National Bank as a director, prior to July 1, 2006, Messrs. Dudenhoeffer, Freeman and Riley were paid a monthly $500 retainer and $300 for each meeting of the board attended. Additionally prior to July 1, 2006, these directors were eligible to receive a $2,400 bonus if Exchange National Bank met certain financial goals and the director attended at least 80% of the board meetings held (which could include one telephone conference meeting). Any director deferring receipt of this bonus would have 124 shares of Exchange National Bank stock imputed to his account under the Exchange National Bank’s Director Deferred Compensation Plan on the last day of the year. These imputed shares accumulated from year to year but did not represent actual shares or the right to receive payment of the value of such shares. Each year the director was credited an amount in his Plan account equal to Exchange National Bank’s net income per share multiplied by the number of imputed shares in the director’s Plan account as of the beginning of the year. Effective July 1, 2006, each of Exchange National Bank’s outside (non-employee) directors is paid $500 for each meeting of the board attended.
     Four of our directors — Mr. Smith, Mr. Turner, Mr. Wall and Mr. Wetzel — also are directors of Citizens Union State Bank. Mr. Smith and Mr. Turner are not eligible to receive compensation for their service to Citizens Union State Bank as a director. For their service to Citizens Union State Bank as a director, Mr. Wall and Mr. Wetzel each was paid a quarterly $300 retainer plus $300 for each meeting of the board that he attended in person. Mr. Wall and Mr. Wetzel each also received $100 for each meeting of Citizens Union State Bank’s Trust Committee held, and $100 for each meeting of Citizens Union State Bank’s Loan (Discount) Committee that he attended. One of our directors — Mr. Smith— also is a director of Bank 10, but is not eligible to receive compensation for his service in such capacity.

     Compensation earned in 2006 by our directors (other than those who are named executive officers in the summary compensation table under “Executive Compensation and Related Matters”) for service on the board and its committees is presented in the table below.

	Fees Earned or	All Other
	Paid in Cash	Compensation	Total
Name	($) (1)	($) (2)	($)

Charles G. Dudenhoeffer, Jr.	27,000	4,526	31,526
Philip D. Freeman	31,800	6,336	38,136
Kevin L. Riley	31,800	6,336	38,136
Julius F. Wall	20,600	—	20,600
Gus S. Wetzel, II	31,200	—	31,200

(1)	Includes fees received for service as directors and committee memberships of our subsidiary banks as follows:

	Exchange National	Citizens Union State
Name	Bank	Bank

Mr. Dudenhoeffer	$8,100	—
Mr. Freeman	$8,100	—
Mr. Riley	$7,800	—
Mr. Wall	—	$7,200
Dr. Wetzel	—	$8,000

(2)	Consists of earnings on imputed shares of Exchange National Bank stock received for prior years’ bonus deferrals under Exchange National Bank’s Director Deferred Compensation Plan which were actually paid in 2007. As of December 31, 2006, Messrs. Dudenhoeffer, Freeman and Riley had 620, 868 and 868 shares of Exchange National Bank stock, respectively, imputed to them under that plan. None of these directors received perquisites or other personal benefits in excess of the $10,000 reporting threshold.
Compensation Committee Interlocks and Insider Participation
     Members of the compensation committee are Mr. Freeman, the Chairman, Mr. Dudenhoeffer, Jr., Mr. Riley and Dr. Wetzel, II. As discussed below under “Executive Compensation and Related Matters—Compensation Discussion and Analysis”, in 2006 Mr. Smith, the Chief Executive Officer, administered the executive compensation program insofar as it pertained to executive officers other than the Chief Executive Officer. All decisions relating to the compensation of executive officers are reviewed by, and subject to the approval of, the compensation committee. Among the members of our banks’ board of directors, Mr. Smith and Mr. Turner are officers and employees of our company and our affiliate banks.
     None of the members of the committee were an officer or employee of our company or any of its subsidiaries during 2006. Messrs. Riley and Wetzel, and certain corporations and firms in which such persons have interests, have obtained loans from the affiliate banks. Each of such loans are believed to have been made to such persons, corporations or firms (i) in the ordinary course of business, (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to our company or any of its subsidiaries, and (iii) without involving more than the normal risk of collectibility or presenting other unfavorable features.
EXECUTIVE COMPENSATION AND RELATED MATTERS
Compensation Discussion and Analysis
Overview of Compensation Program.
     The compensation committee of our board of directors has overall responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for the executive officers of our company and its affiliate banks. Under agreements between our company and subsidiary banks, individuals who are employees of both our company and any of our subsidiary banks are compensated as such by the appropriate subsidiary bank. The committee seeks to ensure that the total compensation paid to the executive officers, taking into account any compensation received from our subsidiary banks, is fair, reasonable and competitive. Our compensation program is reviewed annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of our company and its affiliate banks as well as performance of the individual executive officer. In this regard, from time to time our company retains the services of human resources and executive compensation consulting firms to review and make recommendations concerning our executive compensation program, although this was not done for 2006.
Compensation Program Objectives.
     The three basic goals or objectives of our executive compensation program are:
•	to attract and retain qualified individuals who provide the skills and leadership necessary to enable our company and its affiliate banks to achieve earnings growth, capital compliance and return on investment objectives, while maintaining a commitment to equal employment opportunity and affirmative action guidelines and practices;

•	to create incentives to achieve company and individual performance objectives through the use of performance-based compensation programs; and

•	to create a mutuality of interest between executive officers and shareholders through compensation structures that create a direct link between executive compensation and shareholder return.
     In determining the structure and levels of each of the components of executive compensation needed to achieve these objectives, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including our company’s and/or affiliate banks’ performance and the individual executive’s specific responsibilities, historical and anticipated personal contribution to our business, and length of service with our company or affiliate banks.
Role of Executive Officers in Compensation Decisions.
     Our executive compensation program, insofar as it pertains to the Chairman of the Board and Chief Executive Officer (the “Chief Executive Officer”) and the President of our company, is administered solely by the compensation committee of our board of directors. Our executive compensation program, insofar as it pertains to executive officers other than the Chief Executive Officer and the President, is administered by the Chief Executive Officer and the President with respect to non-equity compensation and by the compensation committee with respect to equity compensation. In approving equity compensation awards to our executive officers other than the Chief Executive Officer, the compensation committee gives some deference to the recommendations of the Chief Executive Officer. Mr. James Smith, the Chief Executive Officer, and certain other executive officers of our company and affiliate banks, may attend meetings of the committee, but are not present during discussions or deliberations regarding their own compensation.
Compensation Components.
     For 2006, the principal components of compensation for our executive officers were:
•	base salary;

•	performance-based incentive compensation;

•	long-term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

     It is our view that these compensation components collectively promote the achievement of our compensation program objectives identified above by advancing both the short- and long-term interests of our shareholders. Among other things, the long-term interests of our shareholders are advanced by designating a portion of executive compensation to be at risk: namely, incentive compensation (which permits individual performance to be recognized on an annual and long-term basis based, in part, on an evaluation of the executive’s contribution to our company’s and/or affiliate bank’s performance) and the grant of stock options and other long-term equity incentive compensation (which directly ties a portion of the executive’s long-term remuneration to stock price appreciation realized by shareholders). Each of the components of the compensation program is addressed separately below.
     Base Salary. Our company provides our named executive officers and other employees with base salary to compensate them for services rendered during the year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility and on management’s recommendations and subjective assessments of each executive’s growth and effectiveness in the performance of his or her duties. In this regard, there is a subjective analysis of the role played by each individual executive in generating our company’s and/or bank’s performance, including a consideration of the executive’s specific responsibilities, contributions to our company’s and/or bank’s business, and length of service. The factors impacting base salary levels are not independently assigned specific weights. Base salary levels typically are considered annually as part of our company’s performance review process as well as upon a promotion or other change in job responsibility. During its review of base salaries for executives, the committee primarily considers:
•	internal review of the executive’s compensation, both individually and relative to other officers;

•	a subjective assessment of the individual performance of the executive; and

•	market data, to the extent available, provided by outside consultants or other sources that places the executive’s compensation in context to that provided to similarly situated executives of peer companies and other employers.
     Incentive Compensation. After careful analysis of our needs and an examination of the competitive practices among peer companies, in 1997 the committee recommended, and the full board of directors approved, the adoption of an incentive bonus program. As a result, our company’s and affiliate banks’ officers are eligible to receive incentive bonus awards. Each of the officers who are eligible to receive bonus awards are assigned to one of four bonus tiers, which assignments are made primarily according to job category. Tier one consists of the Chief Executive Officer. Tier two consists of our company’s President and affiliate bank presidents. Tier three consists of senior officers of our company and affiliate banks. Tier four includes officers of affiliate banks.
     Officers identified by the Chief Executive Officer and the President and the committee are eligible to receive incentive bonuses. These officers may earn annual awards only upon the achievement of performance objectives which are established at the beginning of the year. Threshold, target and maximum levels of awards are established, and no awards are paid if the threshold is not met. The performance objectives are weighted based upon their relative importance to each individual’s performance. The performance objectives for participants may include corporate performance objectives and personal targeted objectives for performance. The performance objectives may include functional or operating unit objectives. In the case of our Chief Executive Officer and other senior officers, 2006 goals were based on obtainment of budgetary, credit quality and operational goals. Each participant’s target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. The target award is 30% of base salary in the case of the Chief Executive Officer, and in the case of the Presidents, senior officers and other officers, the target award ranges from 10% to 20% of base pay. Earned awards may range from 0% to 150% of the target award. In 2006, the committee granted an incentive bonus award of $75,000, or 23% of base pay, to Mr. Smith for 2006.
     Incentive bonus awards to the Presidents are allocated based upon the recommendation of the Chief Executive Officer. In allocating bonus awards among the other participants, our Chief Executive Officer and our President exercise their discretion and judgment after considering the individual participant’s performance, responsibilities and contributions to our company and/or affiliate banks, and subjectively analyzing the basis of their aggregate impact on the success of our company and/or affiliate banks for the preceding year.

     Equity Incentive Compensation. In order to enhance long-term shareholder value, our company seeks to provide incentives that motivate our executives to look beyond our company’s short-term results. In February 2000, our board of directors adopted, and our shareholders subsequently approved, a stock option plan. The objective of stock option grants is to advance the longer term interests of our company and its shareholders and complement incentives tied to annual performance by rewarding executives upon the creation of incremental shareholder value. Our company has awarded stock options at NASDAQ’s closing price of our common stock on the date of the grant. In certain limited circumstances, we may grant options to an executive at an exercise price in excess of the closing price of our common stock on the grant date. We have never granted options with an exercise price that is less than the closing price of our common stock on the grant date, nor have we granted options which are priced on a date other than the grant date. Our stock options only produce value to executives if the price of our company’ common stock appreciates, thereby directly linking the interests of executives with those of shareholders. Therefore, in order to provide long-term incentives to executive officers and other employees related to long-term growth in the value of our common stock, it is intended that stock options be granted to such persons under our company’ stock option plan. The selection of the persons eligible to receive stock options and the designation of the number of stock options to be granted to such persons are made by our compensation committee after taking into account management’s assessment of each person’s relative level of authority and responsibility with our affiliate banks, years of service and base salary, among other factors.
     As discussed under Item 3 of this proxy statement, we are submitting our 2007 Omnibus Incentive Plan to shareholders at the annual meeting for their consideration and approval. This plan would provide additional long-term incentives to executive officers and other employees, as well as non-employee directors, through grants of stock options, restricted stock awards, restricted stock units, performance share awards, as well as awards such as stock appreciation rights, performance units, performance shares, bonus share and dividend share awards payable in the form of common stock or cash. No grants or awards were made under this plan for 2006.
     Retirement and Other Benefits. As described below under “Executive Compensation and Related Matters—Pension Plan,” all full-time employees of our company and affiliate banks who have completed five continuous years of employment earn the right to receive certain benefits upon retirement under our defined benefit pension plan. The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his or her average compensation over a ten-year period, less 50% of his or her social security benefit. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally.
     Perquisites and Other Personal Benefits. Our company provides our named executive officers with perquisites and other personal benefits that the compensation committee believe are reasonable and consistent with its overall compensation program to better enable our company to attract and retain superior employees for key positions. The compensation committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.
     Our company provides Messrs. Smith, Turner and Taylor each with the use of an automobile, and pays local country club membership dues on behalf of Messrs. Smith, Turner and Rose.
Compensation Committee Report
     The compensation committee of our board of directors has reviewed and discussed with management the above Compensation Discussion and Analysis required by Item 402(b) of the SEC’s Regulation S-K. Based on such review and discussions, our compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Philip D. Freeman	Charles G. Dudenhoeffer, Jr.	Kevin L. Riley	Gus S. Wetzel, II
Summary Compensation Table
     Our company does not pay compensation to its officers. The following summary compensation table summarizes the compensation paid or accrued by our subsidiaries in 2006 with respect to the chief executive officer of our company, the principal financial officer of our company and our three other most highly compensated executive officers. In this proxy statement, these individuals are referred to as our “named executive officers.”

					Change in
					Pension Value
					and
					Nonqualified
					Deferred
					Compensation	All other
Name and Principal		Salary	Bonus	Option Awards	Earnings	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)

James E. Smith Chairman & CEO	2006	323,462	75,000	57,401	46,000	33,286	535,149
David T. Turner President	2006	238,544	60,000	42,574	31,000	33,358	405,476
Richard G. Rose Treasurer	2006	115,908	15,861	11,262	14,000	18,105	175,136
Kathleen L. Bruegenhemke Senior Vice President & Secretary	2006	99,465	12,051	9,068	4,000	11,834	136,418
James H. Taylor, Jr. Senior Vice President & Senior Credit Officer	2006	159,615	20,000	1,918	12,000	4,134	197,667

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with SFAS No. 123R of awards pursuant to our Incentive Stock Option Plan. Assumptions used in the calculation of this amount are included in footnote16 to our consolidated financial statements for the year ended December 31, 2006 included in our 2006 annual report to shareholders, which was filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2006.

(2)	The amounts in this column reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by our company determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements and includes amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested.

(3)	The amount shown in this column reflects for each named executive officer:
•	contributions to the Exchange National Bancshares, Inc. Profit-Sharing 401(k) Plan (and its predecessor plans);

•	the value attributable to life insurance benefits provided;

•	the value attributable to personal use of company-provided automobiles (calculated in accordance with Internal Revenue Service guidelines);

•	the value attributable to country club membership dues paid by our company.
Grants of Plan Based Awards
     The following table sets forth information concerning grants of plan based awards to each named executive officer during 2006.

			Exercise or Base
		Number of Securities	Price
	Grant	Underlying Options	of Option Awards
Name	Date	(#)	($/Sh)

James E. Smith	3/3/2006	9,516	29.95
David T. Turner	3/3/2006	6,749	29.95
Richard G. Rose	3/3/2006	1,765	29.95
Kathleen L. Bruegenhemke	3/3/2006	1,437	29.95
James H. Taylor, Jr.	3/3/2006	1,669	29.95

Option Exercises and Stock Vesting
     None of the named executive officers exercised any stock options during the year ended December 31, 2006.
Outstanding Equity Awards at Fiscal Year End
     The following table sets forth information with respect to each named executive officer concerning options, stock and equity incentive plan awards held as of December 31, 2006.

		Option Awards
				Equity
				Incentive
				Plan Awards:
		Number of	Number of	Number of
		Securities	Securities	Securities
		Underlying	Underlying	Underlying
		Unexercised	Unexercised	Unexercised	Option
		Options	Options	Unearned	Exercise	Option
		(#)	(#)	Options	Price	Expiration
Name		Exercisable	Unexercisable	(#)	($)	Date

James E. Smith	2006 Grant	0	9,516	0	29.95	3/3/2016
	2005 Grant	9,561	0	0	28.45	4/21/2015
	2004 Grant	1,452	5,924	0	35.25	2/19/2014
	2003 Grant	4,894	3,429	0	26.57	3/3/2013
	2002 Grant	7,500	0	0	18.67	2/14/2012
	2000 Grant	7,959	0	0	16.33	12/4/2010

David T. Turner	2006 Grant	0	6,749	0	29.95	3/3/2016
	2005 Grant	0	6,898	0	28.45	4/21/2015
	2004 Grant	0	5,458	0	35.25	2/19/2014
	2003 Grant	4,582	2,018	0	26.57	3/3/2013
	2002 Grant	7,758	0	0	18.67	2/14/2012
	2000 Grant	8,526	0	0	16.33	12/4/2010

Richard G. Rose	2006 Grant	0	1,765	0	29.95	3/3/2016
	2005 Grant	451	1,353	0	28.45	4/21/2015
	2004 Grant	714	714	0	35.25	2/19/2014
	2003 Grant	1,353	451	0	26.57	3/3/2013
	2002 Grant	2,541	0	0	18.67	2/14/2012
	2000 Grant	2,793	0	0	16.33	12/4/2010

Kathleen L. Bruegenhemke	2006 Grant	0	1,437	0	29.95	3/3/2016
	2005 Grant	366	1,099	0	28.45	4/21/2015
	2004 Grant	564	565	0	35.25	2/19/2014
	2003 Grant	1,095	366	0	26.57	3/3/2013
	2002 Grant	2,038	0	0	18.67	2/14/2012
	2000 Grant	2,256	0	0	16.33	12/4/2010

James H. Taylor, Jr.	2006 Grant	0	1,669	0	29.95	3/3/2016
Stock Option Plan
     On February 29, 2000, our board of directors adopted the Exchange National Bancshares, Inc. Incentive Stock Option Plan. The Plan is sponsored by our company for key employees of our company and its subsidiaries, and is intended to encourage such employees to participate in the ownership of our company, and to provide additional incentive for them to promote the success of our business through sharing in the future growth of our business. As of March 1, 2007, options to purchase a total of 202,739 shares of common stock pursuant to the Plan were outstanding.
     The Plan is administered by a committee composed of Messrs. Dudenhoeffer, Freeman, Riley and Wetzel. The Plan committee has the power to determine in its discretion the persons to whom options are granted under the Plan, the number of shares covered by those options, and the time at which an option becomes exercisable, subject in each case to the limitations set forth in the Plan. Options can be granted under the Plan only to key employees of our company or any of its subsidiary corporations. The eligibility of the persons to whom options may be granted under the Plan is limited to those persons whom the Plan committee determines have made, or are expected to make, material contributions to the successful performance of our company. The period of up to ten years during which an option may be exercised, and the time at which it becomes exercisable, are fixed by the Plan committee at the time the option is granted. No option granted under the Plan is transferable by the holder other than by will or the laws of descent and distribution.
     The aggregate number of shares of our common stock that may be issued pursuant to the exercise of options granted under the Plan is limited to 450,000 shares, subject to increase or decrease in the event of any change in our capital structure. As of March 1, 2007, options for 225,869 shares remained available for grant under the Plan. Shares subject to options granted under the Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Plan. No consideration is paid to our company by any optionee in exchange for the grant of an option. The per share exercise price for an option granted under the Plan is determined by the Plan committee but may not be less than the greater of the par value or the fair market value of our common stock on the date that the option is granted. The Plan provides for automatic adjustments to prevent dilution or enlargement of the optionee’s rights in the event of a stock split, stock dividend, reorganization, merger, consolidation, liquidation, combination or exchange of shares, or other change in the capital structure of our company.
Profit-Sharing 401(k) Plan
     Exchange National Bank established a profit-sharing plan and trust in 1951 which has been amended and restated from time to time and was most recently amended effective July 1, 2006.
     All employees of the controlled group of corporations (namely, our company and each of our affiliate banks) who have completed one year of service and attained age 21 are eligible to participate in the plan. The members of the controlled group may make a discretionary contribution to the trust associated with the plan. In general, the contributions by members of the controlled group to the trust for any given year are allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The plan permits eligible participants to make elective deferrals up to a maximum dollar amount as set forth by law. These deferrals and earnings thereon are fully vested. There is no employer match to such deferrals.
     Each participant may direct the trustee as to investment of his or her account. At the direction of a participant, the trustee can “invest” assets in a participant’s account in our common stock. Each participant may direct the trustee with respect to the voting of shares of our stock allocated to his account on such matters upon which shareholders are entitled to vote. As of March 1, 2007, the trust held 145,265 shares (or 3.5%) of our common stock.
     The interest of a participant in employer contributions is subject to graded vesting over five years. After five years a participant becomes fully vested in the value of his or her employer contribution account. A participant whose employment terminates because of his or her normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service. A participant may withdraw his or her own contributions, but a participant may not borrow from the trust. The plan and the trust is administered by a retirement committee which is appointed by our board of directors.
     The following table sets forth information with respect to each named executive officer concerning contributions, earnings and distributions under our profit-sharing plan and trust in 2006, as well as the year-end balance as of December 31, 2006.

		Registrant			Aggregate
	Executive	Contributions	Aggregate	Aggregate	Balance at
	Contributions	in Last	Earnings	Withdrawals/	Last Fiscal
	in Last Fiscal Year	Fiscal Year	in Last Fiscal Year	Distributions	Year-End
Name	($)	($)	($)	($)	($)

James E. Smith	13,221	24,601	87,493	0	691,474
David T. Turner	6,500	24,601	136,394	0	1,271,827
Richard G. Rose	6,955	12,993	18,006	0	169,194
Kathleen L. Bruegenhemke	8,221	11,654	27,841	0	344,654
James H. Taylor, Jr.	0	0	0	0	0
Pension Plan
     Concurrently with the creation of the profit-sharing plan and trust in 1951, Exchange National Bank established a defined benefit plan for its employees, which has been amended and restated from time to time, and was most recently amended and restated effective July 1, 2005. Under the plan, all full-time employees become participants on the earlier of the first of June or the first of December coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 2006, had an aggregate market value of $6,256,681.
     Effective July 1, 2006, participation in the plan was expanded. Participation in the plan had been limited to eligible employees of our company and Exchange National Bank. Effective July 1, 2006 the plan was amended and restated so that participation was extended to eligible employees of all of our affiliate banks – referred to as the “Adopting Employers”. Past service for employees of such Adopting Employers is counted for eligibility, vesting and benefit accrual subject to limitations.
     The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his/her average compensation over a ten-year period, less 50% of his social security benefit. Compensation covered by the plan prior to January 1, 2005 included wages, salaries and overtime pay and deferrals but excluded directors’ fees, commissions, bonuses, expense allowances and other extraordinary compensation. For the plan years beginning on and after January 1, 2005 compensation covered by the plan is an employee’s W-2 compensation plus deferrals under the cafeteria plan and 401(k) plan. Amounts reported in the compensation table include salaries, directors’ fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse’s life after the participant’s death. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months.
     The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer, under the plan determined using interest rate and mortality rate assumptions consistent with those used in our consolidated financial statements.

		Number
		of	Present Value	Payments During
		Years	of Accumulated	Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)

James E. Smith	Exchange National	8	244,000	0
	Bancshares, Inc.
	Retirement Plan

David T. Turner	Exchange National	28	238,000	0
	Bancshares, Inc.
	Retirement Plan

Richard G. Rose	Exchange National	7	72,000	0
	Bancshares, Inc.
	Retirement Plan

Kathleen L. Bruegenhemke	Exchange National	14	32,000	0
	Bancshares, Inc.
	Retirement Plan

James H. Taylor, Jr.	Exchange National	1	12,000	0
	Bancshares, Inc.
	Retirement Plan
Smith Employment Agreement
     Our company has entered into an employment agreement with James E. Smith. The agreement had an initial three-year term which expired on November 3, 2000, but is subject to automatic extensions of one additional year upon the expiration of each year prior to Mr. Smith’s 62nd birthday (unless either party gives notice not to so extend the term). The agreement provides for an annualized base salary of $110,000, and eligibility for merit-based increases. In addition to base salary, the agreement also provides that Mr. Smith is eligible to participate in bonus and other incentive compensation plans made available to employees having responsibilities comparable to those of Mr. Smith.
     Mr. Smith’s employment is subject to early termination in the event of his death, disability or adjudication of legal incompetence, and otherwise may be terminated only for cause (as defined). The employment agreement prevents Mr. Smith from competing with our company, soliciting customers or hiring employees during the term of the agreement and for a period of two years thereafter. In addition, the employment agreement requires Mr. Smith to maintain the confidentiality of our confidential information prior to its disclosure by our company.
Change of Control Agreement
     Our company has entered into change of control agreements with 24 executive officers, including each of the named executive officers. These agreements provide that if, within two years after a change in control (as defined below), our company or any subsidiary that is the primary employer of the executive terminates the executive’s employment other than by reason of the executive’s death, disability or for cause (as defined) or if the executive terminates his or her employment for good reason (as defined), the executive will be entitled to receive:
•	an amount equal to two to three years’ of the executive’s salary (based on the executive’s highest monthly base salary for the preceding twelve-month period);

•	an amount equal to two to three times the executive’s incentive bonus for the preceding year;

•	the proportionate amount of any incentive bonus and other compensation, payments and benefits which would otherwise have been received by the executive for the year in which employment was terminated; and

•	any accrued and unpaid vacation pay.
     The total payments made under the change of control agreements and under any other agreements, plans or arrangements as a result of a change in control is not permitted to be in excess of 5% of the aggregate cash consideration that our shareholders would receive as a result of a change of control. Our company will reimburse the executive for any excise taxes that result from any of such payments being considered “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, and will make a gross-up payment to reimburse the executive for any income or other tax attributable to the excess parachute payment and to the tax reimbursement payments themselves. The change of control agreements require the executives to maintain the confidentiality of our confidential information prior to its disclosure by our company.
     A “change in control” generally is defined to take place when (a) a person or group (other than our company and various affiliated persons or entities) becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of our outstanding securities, (b) our shareholders approve a merger or consolidation involving our company in which at least 50% of the total voting power of the voting securities of the surviving corporation is held by persons who were not previously shareholders of our company, or (c) our shareholders approve a plan of complete liquidation of our company or an agreement for the sale or disposition by our company of all or substantially all of its assets.
     The following table shows the potential payments upon certain termination events following a change of control of our company, and the value of accelerated option vesting, for each of the named executive officers if the change of control had occurred on December 31, 2006.

		Termination
		w/o Cause or	Value of
		for	Accelerated
		Good Reason	Option Vesting
		After Change in	Upon Change in
Name	Benefit	Control	Control*

James E. Smith	Cash payment based on prior year salary	$975,000
	Cash payment based on prior year bonus	225,000
	Cash payment based on current year bonus	75,000
	Accrued vacation pay	18,750
	280G tax gross-up**	807,947

	Total for Mr. Smith	$2,101,697	$301,906

David T. Turner	Cash payment based on prior year salary	$720,000
	Cash payment based on prior year bonus	150,000
	Cash payment based on current year bonus	60,000
	Accrued vacation pay	13,846
	280G tax gross-up**	589,432

	Total for Mr. Turner	$1,533,278	$292,912

Richard G. Rose	Cash payment based on prior year salary	$232,630
	Cash payment based on prior year bonus	18,478
	Cash payment based on current year bonus	15,861
	Accrued vacation pay	6,710
	280G tax gross-up**	170,913

	Total for Mr. Rose	$444,592	$92,103

Kathleen L. Bruegenhemke	Cash payment based on prior year salary	$200,000
	Cash payment based on prior year bonus	33,428
	Cash payment based on current year bonus	12,051
	Accrued vacation pay	5,769
	280G tax gross-up**	156,904

	Total for Ms. Bruegenhemke	$408,152	$74,269

James H. Taylor, Jr.	Cash payment based on prior year salary	$320,000
	Cash payment based on prior year bonus	0
	Cash payment based on current year bonus	20,000
	Accrued vacation pay	9,231
	280G tax gross-up**	218,095

	Total for Mr. Taylor	$567,326	$2,587

*	The value of accelerated options is calculated based on the $31.50 closing price of our common stock on December 31, 2006.

**	The calculation of the Section 280G tax gross-up assumes the following tax rates: Section 280G excise tax—20%; federal income tax—35%; state income tax—6%; and Medicare tax—1.45%.

RELATED PARTY TRANSACTIONS
     Our executive officers, directors and director nominees, their immediate family members, and companies associated with any such persons, may have been customers of, and had banking transactions with, our subsidiary banks in the ordinary course of each bank’s respective businesses during 2006. Among these banking transactions were the provision of loans and loan commitments by our subsidiary banks that (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to our company or any of its subsidiaries, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.
     Jeffrey C. Smith, the son of James E. Smith, our Chairman of the Board and Chief Executive Officer, is employed by Citizens Union State Bank as the Senior Vice President of its Lee’s Summit branch. Sarah C. Wagoner, the daughter of James E. Smith, also is employed by Citizens Union State Bank. The salary, bonus and other benefits provided to Jeffrey Smith and Sarah Wagoner during 2006 were comparable to those provided to other similarly situated employees of our company and its affiliated banks.
     On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with our company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to our corporate governance guidelines, our board of directors is charged with resolving any conflict of interest question involving our chief executive officer or any other executive officer, and our chief executive officer is charged with resolving any conflict of interest issue involving any other officer or employee of our company.
INDEPENDENT AUDITOR FEES AND SERVICES
     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2005 and 2006, and fees billed for other services rendered by KPMG LLP during such years.

Type of Fee	2005	2006

Audit Fees (1)	$270,000	$282,000
Audit-Related Fees (2)	106,000	39,500
Tax Fees (3)	940	0
All Other Fees	0	0

Total	$376,940	$321,500

(1)	Audit Fees, including those for statutory audits, include the aggregate fees paid by us during 2005 and 2006 for professional services rendered by KPMG LLP for the audit of our annual financial statements and the audit of internal control over financial reporting, as well as the review of financial statements included in our quarterly reports on Form 10-Q.

(2)	Audit Related Fees include the aggregate fees paid by us during 2005 and 2006 for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees, including the audits of the company’s employee benefit plans and the acquisition audit of Bank 10.

(3)	Tax Fees include the aggregate fees paid by us during 2005 and 2006 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
     In making its determination regarding the independence of KPMG LLP, our audit committee considered whether the provision of the services for which we incurred the “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” was compatible with maintaining such independence.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
     Pursuant to its charter, the audit committee of our board of directors is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between our company and its independent auditors. Our engagement of KPMG LLP to conduct the audit of our company for 2006 was approved by the audit committee on February 2, 2006. Additionally, each permissible non-audit engagement or relationship between our company and KPMG LLP entered into since January 1, 2006 has been reviewed and approved by the audit committee. All audit-related, tax and all other fees were pre-approved by the audit committee. We have been advised by KPMG LLP that substantially all of the work done in conjunction with its audit of our financial statements for the most recently completed fiscal year was performed by permanent full time employees and partners of KPMG LLP.
     The audit committee of our board of directors has adopted the following guidelines regarding the engagement of our independent registered public accounting firm to perform services for our company:
The audit committee will pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for our company by its independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which must be approved by the audit committee prior to the completion of the audit.
AUDIT COMMITTEE REPORT
     The audit committee of our board of directors assists the board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The audit committee is composed of four directors. All committee members satisfy the definition of an “independent” director as established in the NASDAQ listing standards, and the board of directors has determined that Mr. Dudenhoeffer qualifies as an “audit committee financial experts” within the meaning of the rules and regulations of the SEC. The audit committee has adopted a written charter, which is available on our internet website (www.exchangebancshares.com) under “Governance Documents.”
     In connection with these responsibilities, the audit committee reviewed, and discussed with management and with KPMG LLP, the December 31, 2006 financial statements and management’s assessment on internal control over financial reporting as of December 31, 2006. The audit committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Professional Standards, as amended. The audit committee received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the audit committee discussed with the independent accountants that firm’s independence. The audit committee has considered whether the services provided under other non-audit services are compatible with maintaining the independence of KPMG LLP.
     Based upon the audit committee’s discussions with management and the independent accountants, and the audit committee’s review of the representations of management, the audit committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the SEC.
AUDIT COMMITTEE

Philip D. Freeman	Charles G. Dudenhoeffer, Jr.	Kevin L. Riley	Gus S. Wetzel, II
OWNERSHIP OF COMMON STOCK
     The table below sets forth information, as of March 1, 2007 (unless otherwise indicated below), with respect to the beneficial ownership of shares of all series of our common stock by each person known to our company to own beneficially more than 5% of the aggregate number of the outstanding shares of our common stock. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.

	Amount and Nature of	Percentage of
Name	Beneficial Ownership(1)	Shares Outstanding(1)

Donald L. Campbell (2)	214,389	5.2%

Jeffrey L. Gendell	301,056	7.2
Tontine Management, L.L.C.
Tontine Financial Partners, L.P.
Tontine Overseas Associates, L.L.C. (3)

(1)	Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(2)	Information concerning these shares as of December 31, 2006 was obtained from a Schedule 13G/A dated February 12, 2007. According to this filing, 155,178 shares owned of record by Campbell Family L.P., and 56,211 shares are held in the Donald L. Campbell Trust under agreement dated September 27, 1997. Mr. Campbell has sole voting and dispositive power over all the shares reported. The address for Mr. Campbell is 601 Eagle Trace, Jefferson City, Missouri 65109.

(3)	Information concerning these shares as of December 31, 2006 was obtained from a Schedule 13G/A dated January 29, 2007. According to this filing, (i) Tontine Overseas Associates, L.L.C. serves as investment manager to TFP Overseas Fund, Ltd. with respect to the shares directly owned by TFP Overseas Fund, Ltd., (ii) Tontine Management, L.L.C., the general partner of Tontine Financial Partners, L.P., has the power to direct the affairs of Tontine Financial Partners, L.P., including decisions respecting the disposition of the proceeds from the sale of the shares directly owned by Tontine Financial Partners, L.P., and (iii) Jeffrey L. Gendell is the managing member of Tontine Management, L.L.C. and Tontine Overseas Associates, L.L.C. and in that capacity directs their operations. As a result, Mr. Gendell is reported as having shared voting and dispositive power with respect to 301,056 shares, Tontine Management, L.L.C. and Tontine Financial Partners, L.P. are reported as having shared voting and dispositive power with respect to 281,400 shares and Tontine Overseas Associates, L.L.C. is reported as having shared voting and dispositive power with respect to 19,656 shares. The address of each of the reporting persons is 55 Railroad Avenue, Greenwich, Connecticut 06830.
The table below sets forth information, as of March 1, 2007 (unless otherwise indicated below), with respect to the beneficial ownership of shares of all series of our common stock by:
•	our chief executive officer, our principal financial officer and each of our other named executive officers;

•	each of our directors and director nominees; and

•	our executive officers and directors as a group.
All information with respect to beneficial ownership has been furnished by the respective directors, director nominees or officers, as the case may be.

	Amount and Nature of	Percentage of
Name	Beneficial Ownership(1)	Shares Outstanding(1)

Charles G. Dudenhoeffer, Jr. (2)	51,526.00	1.2%
Philip D. Freeman (3)	30,000.00	*
Julius F. Wall (4)	1,000.00	*
Kevin L. Riley (5)	7,400.00	*
James E. Smith (6)	65,059.38	1.5
David T. Turner (7)	51,272.55	1.2
Gus S. Wetzel, II (8)	65,397.21	1.6
Richard G. Rose (9)	12,857.15	*
Kathleen L. Bruegenhemke (10)	21,034.15	*
James H. Taylor, Jr. (11)	617.00
All directors & executive officers as a group (10 persons) (12)	305,893.45	7.2

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 4,169,847 shares of common stock outstanding.

(2)	Includes 18,450 shares held of record by a trust created for the benefit of Mr. Dudenhoeffer’s spouse. Mr. Dudenhoeffer’s spouse has sole voting and investment power with respect to the 18,450 shares.

(3)	All 30,000 shares are held of record by a revocable living trust, of which Mr. Freeman is a trustee, for the benefit of Mr. Freeman and his spouse.

(4)	Includes 800 shares held in a retirement account for Mr. Wall’s benefit and 200 shares held jointly by Mr. Wall and his spouse, as to which they share voting and investment power.

(5)	Includes 7,400 shares held jointly by Mr. Riley and his spouse, as to which they share voting and investment power.

(6)	Includes 17,379.07 shares held jointly by Mr. Smith and his spouse, as to which they share voting and investment power, and 44,563 shares issuable upon the exercise of outstanding stock options.

(7)	Includes 2,220.60 shares held jointly by Mr. Turner and his spouse, 18,608.61 shares held in our company’s Profit-Sharing 401(k) Plan for his benefit and 24,201 shares issuable upon the exercise of outstanding stock options. Mr. Turner and his spouse share voting and investment power with respect to 2,220.60 shares.

(8)	Includes 65,328.78 shares held by Wetzel Investments, Ltd.

(9)	Includes 832.31 shares held jointly by Mr. Rose and his spouse, 2,472.84 shares held in our company’s Profit-Sharing 401(k) Plan for his benefit and 9,552 shares issuable upon the exercise of outstanding stock options. Mr. Rose and his spouse share voting and investment power with respect to 832.31 shares.

(10)	Includes 11,169.30 shares held in our company’s Profit-Sharing 401(k) Plan for her benefit and 7,693 shares issuable upon the exercise of outstanding stock options.

(11)	Includes 200 shares held jointly by Mr. Taylor and his spouse and 417 shares issuable upon the exercise of outstanding stock options. Mr. Taylor and his spouse share voting and investment power with respect to the 200 shares.

(12)	Includes 86,426 shares issuable upon the exercise of outstanding stock options.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
     Our company has only one equity compensation plan for its employees pursuant to which options, rights or warrants may be granted. As discussed under Item 3 of this proxy statement, we are submitting our 2007 Omnibus Incentive Plan to shareholders at the annual meeting for their consideration and approval. The following is a summary of the shares reserved for issuance pursuant to outstanding options, rights or warrants granted under equity compensation plans as of December 31, 2006:

	Number of securities		Weighted-average	Number of securities remaining
	to be		exercise	available for future issuance under
	issued upon exercise of		price of outstanding	equity compensation plans
	outstanding options,		options, warrants and	(excluding securities reflected in
Plan category	warrants and rights		rights	column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	202,739	*	$25.66	225,869

Equity compensation plans not approved by security holders	—		—	—

Total	202,739	*	$25.66	225,869

*	Consists of shares reserved for issuance pursuant to outstanding stock option grants under our company’s Incentive Stock Option Plan.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of any class of equity securities of our company registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership in such securities and other equity securities of our company. SEC regulations require directors, executive officers and greater than 10% shareholders to furnish our company with copies of all Section 16(a) reports they file.
     To our knowledge, based solely on review of the copies of such reports furnished to our company and written representations that no other reports were required, during the year ended December 31, 2006, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with on a timely basis, except that the named executive officers were late in filing change in beneficial ownerships on Form 4 which reported stock option grants received in 2006. The required reports were filed July, 2006.
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
     It is anticipated that the 2008 annual meeting of shareholders will be held on June 11, 2008. Any shareholder who intends to present a proposal at the 2008 annual meeting must deliver the proposal to our company at 132 East High Street, Jefferson City, Missouri 65101, Attention: President by the applicable deadline below:
•	If the shareholder proposal is intended for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, our company must receive the proposal no event later than January 1, 2008. Such proposal must also comply with the other requirements of the proxy solicitation rules of the SEC.

•	If the shareholder proposal is to be presented without inclusion in our proxy materials for that meeting, our company must receive the proposal no event later than April 14, 2008. In addition, the shareholder must comply with the other advance notice provisions of our articles of incorporation and bylaws. See “Advance Notice of Shareholder Proposals” below.
     Proxies solicited in connection with the 2008 annual meeting of shareholders will confer on the appointed proxies discretionary voting authority to vote on shareholder proposals that are not presented for inclusion in the proxy materials unless the proposing shareholder notifies our company by April 14, 2008 that such proposal will be made at the meeting.
ADVANCE NOTICE OF SHAREHOLDER PROPOSALS
     Our articles of incorporation and bylaws provide that advance notice of shareholder nominations for the election of directors or other business must be given. With respect to this annual meeting, written notice of the shareholder’s intent to make a nomination at the meeting must be received by our corporate secretary at Exchange National Bancshares, Inc., 132 East High Street, Jefferson City, MO 65101 not later than the close of business on May 15, 2007. We have not received timely notice in the manner required by our articles of incorporation and bylaws of any other business proposed for consideration at this annual meeting. At future meetings of shareholders, notice of nominations or other business to be brought before the meeting must be delivered to our corporate secretary at the same address not less than 60 days (30 days in the case of nominations for the election of directors) prior to the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 60th day (in the case of nominations, the 30th day) prior to such annual meeting or (ii) the tenth day following the date on which public announcement of the date of such meeting is first made.
     The shareholder’s notice of nomination must contain (i) the name and address of the nominating shareholder, of each person to be nominated and of the beneficial owner (as defined in the articles of incorporation), if any, on whose behalf the nomination is made, (ii) a representation that the nominating shareholder is the holder of record of our common stock entitled to vote in the election of directors at the meeting and intends to appear at the meeting to nominate the person or persons specified in the notice, (iii) the number of shares of our common stock owned beneficially and of record by the nominating shareholder and by each person to be nominated, (iv) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) the consent of each nominee to serve as a director if so elected, and (vi) such other information regarding each nominee proposed by the nominating shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, as then in effect, if our company were soliciting proxies for the election of such nominees. If no such notice has been received, the chairman of the annual meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The board of directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this annual meeting.
ANNUAL REPORT
     Our Annual Report to Shareholders, containing consolidated financial statements for the year ended December 31, 2006, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. Such Annual Report is not to be regarded as proxy solicitation material.
     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF APRIL 6, 2007, UPON WRITTEN REQUEST TO KATHLEEN L. BRUEGENHEMKE, EXCHANGE NATIONAL BANCSHARES, INC., 132 EAST HIGH STREET, JEFFERSON CITY, MISSOURI 65101. Our company will provide a copy of any exhibit to the Form 10-K report to any such person upon written request and the payment of our reasonable expenses in furnishing such exhibits. You may read and download our Form 10-K, including exhibits, as well as our other SEC filings over the internet from several commercial document retrieval services as well as from the SEC’s internet website (www.sec.gov).

By Order of the Board of Directors

James E. Smith
Chairman of the Board
and Chief Executive Officer
April 30, 2007
Jefferson City, Missouri

Appendix A
EXCHANGE NATIONAL BANCSHARES, INC.
2007 OMNIBUS INCENTIVE PLAN
SECTION 1
INTRODUCTION
1.1	Establishment. Exchange National Bancshares, Inc., a corporation organized and existing under the laws of the state of Missouri (the “Company”), hereby establishes the Exchange National Bancshares, Inc. 2007 Omnibus Incentive Plan (the “Plan”) for certain employees of the Company and its affiliates, certain non-employee directors of the Company and its affiliates and certain non-employee advisory directors of the Company and its affiliates.
1.2	Purpose. The purpose of this Plan is to encourage employees, non-employee directors and non-employee advisory directors of the Company and its affiliates and subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Company. The Plan also is designed to assist the Company in attracting and retaining employees, non-employee directors and non-employee advisory directors by providing them with the opportunity to participate in the success and profitability of the Company.
1.3	Duration. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 15 hereof, until all Shares subject to the Plan shall have been issued, purchased or acquired according to the Plan’s provisions. Unless the Plan shall be reapproved by the shareholders of the Company and the Board renews the continuation of the Plan, no Awards shall be issued pursuant to the Plan after the tenth (10th) anniversary of the Effective Date.
1.4	Plan Subject to Shareholder Approval. Although the Plan is effective on the Effective Date, the Plan’s continued existence is subject to the Plan being approved by the Company’s shareholders within 12 months of the Effective Date. Any Awards granted under the Plan after the Effective Date but before the approval of the Plan by the Company’s shareholders will become null and void if the Company’s shareholders do not approve this Plan within such 12-month period.
SECTION 2
DEFINITIONS
2.1	The following terms shall have the meanings set forth below.

“1933 Act” means the Securities Act of 1933, as it may be amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“Affiliate” of the Company means any Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with the Company.

“Award” means a grant made under this Plan in any form, which may include but is not limited to, Stock Options, Restricted Stock, Restricted Stock Units, Bonus Shares, Deferred Shares, Performance Shares, Stock Appreciation Rights and Performance Units.

“Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Award.

“Beneficiary” means the person, persons, trust or trusts which have been designated by a Holder in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Holder, or, if there is no designated beneficiary or surviving designated beneficiary, then the Person or Persons entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Bonus Shares” means Shares that are awarded to a Participant without cost and without restriction in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

“Cause” means, unless otherwise defined in an Award Agreement:
(i)	Participant’s conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud or dishonesty;

(ii)	Any willful action or omission by a Participant which would constitute grounds for immediate dismissal under the employment policies of the Company by which Participant is employed, including intoxication with alcohol or illegal drugs while on the premises of the Company, or violation of sexual harassment laws or the internal sexual harassment policy of the Company by which Participant is employed;

(iii)	Participant’s habitual neglect of duties, including repeated absences from work without reasonable excuse; or

(iv)	Participant’s willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company;
provided, however, that for purposes of clauses (ii), (iii) and (iv), “Cause” shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Participant in good faith to have been in or not opposed to the interest of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). A Participant who agrees to resign from his affiliation with the Company in lieu of being terminated for Cause may be deemed, in the sole discretion of the Committee, to have been terminated for Cause for purposes of this Plan.
“Change in Control” means the first to occur of the following events:
(i)	Any Person is or becomes the Beneficial Owner (within the meaning set forth in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates or held by an employee benefit plan of the Company) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) of this definition; or

(ii)	The following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	There is consummated a merger or consolidation of the Company with any other corporation, OTHER THAN (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including for this purpose any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Company’s common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the Company’s assets immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

“Committee” means (i) the Board, or (ii) one or more committees of the Board to whom the Board has delegated all or part of its authority under this Plan. Initially, the Committee shall be the Compensation Committee of the Board which is delegated all of the Board’s authority under this Plan as contemplated by clause (ii) above.

“Company” means Exchange National Bancshares, Inc., a Missouri corporation, and any successor thereto.

“Continuing Director” means any person who was a member of the Board as of the Effective Date, and any person who subsequently becomes a member of such Board if such person’s appointment, election or nomination for election to such Board is recommended or approved by a majority of the then Continuing Directors, unless the Continuing Directors designate such person as not a Continuing Director.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Covered Employee” means an Employee that meets the definition of “covered employee” under Section 162(m)(3) of the Code.

“Date of Grant” or “Grant Date” means, with respect to any Award, the date as of which such Award is granted under the Plan.

“Deferred Shares” means Shares that are awarded to a Grantee on a deferred basis pursuant to Section 9.4.

“Disabled” or “Disability” means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the above, with respect to an Incentive Stock Option and the period of time following a separation from service in which a Holder may exercise such Incentive Stock Option, “disabled” shall have the same meaning as defined in Code section 22(e)(3).

“Effective Date” means June 13, 2007.

“Eligible Employees” means all Employees (including officers and directors who are also Employees) of the Company or an Affiliate upon whose judgment, initiative and efforts the Company depends, or will depend, for the successful conduct of the Company’s business.

“Employee” means a common law employee of the Company or an Affiliate.

“Executive Officer” means (i) the president of the Company, any vice president of the Company, including any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration, or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company, (ii) Executive Officers (as defined in part (i) of this definition) of subsidiaries of the Company who perform policy making functions for the Company, and (iii) any Person designated or identified by the Board as being an Executive Officer for purposes of the 1933 Act or the 1934 Act, including any Person designated or identified by the Board as being a Section 16 Person.

“Fair Market Value” means, as of any date, the value of the Stock determined in good faith, from time to time, by the Committee in its sole discretion, and for this purpose the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of such Stock from time to time and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate. In the event that the Shares of the Company are traded on a national securities exchange, the Committee may determine that the Fair Market Value of the Stock shall be based upon the closing price on the trading day of the applicable date as reported in The Wall Street Journal and consistently applied. If the securities exchange is closed on the applicable date, the closing price on the next day the securities exchange is open will be the Fair Market Value.

“Freestanding SAR” means any SAR that is granted independently of any Option.

“Holder” means a Participant, Beneficiary or Permitted Transferee who is in possession of an Award Agreement representing an Award that (i) in the case of a Participant has been granted to such individual, (ii) in the case of a Beneficiary has transferred to such person under the laws of descent and distribution, or (iii) in the case of a Permitted Transferee, has been transferred to such person as permitted by the Committee, and, with respect to all of the above cases (i), (ii) and (iii), such Award Agreement has not expired, been canceled or terminated.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means any Option to purchase Shares that is not an Incentive Stock Option.

“Option” means a right to purchase Stock at a stated price for a specified period of time. Such definition includes both Nonqualified Stock Options and Incentive Stock Options.

“Option Agreement” or “Option Award Agreement” means a written agreement or instrument between the Company and a Holder evidencing an Option.

“Option Exercise Price” means the price at which Shares subject to an Option may be purchased, determined in accordance with Section 6.2(b).

“Optionee” shall have the meaning as set forth in Section 6.2. For the avoidance of any doubt, in situations where the Option has been transferred to a Permitted Transferee or passed to a Beneficiary in accordance with the laws of descent and distribution, the Optionee will not be the same person as the Holder of the Option.

“Participant” means a Service Provider of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

“Performance Award” means any Award that will be issued or granted, or become vested or payable, as the case may be, upon the achievement of certain performance goals (as described in Section 10) to a Participant pursuant to Section 10.

“Performance Period” means the period of time as specified by the Committee during which any performance goals are to be measured.

“Performance Shares” means an Award made pursuant to Section 9 which entitles a Holder to receive Shares, their cash equivalent, or a combination thereof based on the achievement of performance targets during a Performance Period.

“Performance Units” means an Award made pursuant to Section 9 which entitles a Holder to receive cash, Stock or a combination thereof based on the achievement of performance goals during a Performance Period.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

“Plan” means the Exchange National Bancshares, Inc. 2007 Omnibus Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Restricted Stock” means Stock granted under Section 8 that is subject those restrictions set forth therein and the Award Agreement.

“Restricted Stock Unit” means an Award granted under Section 8 evidencing the Holder’s right to receive a Share (or, at the Committee’s discretion, a cash payment equal to the Fair Market Value of a Share) at some future date and that is subject those restrictions set forth therein and the Award Agreement.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act.

“SAR” or “Stock Appreciation Right” means an Award, granted either alone or in connection with an Option, that is designated as a SAR pursuant to Section 7.

“SAR Holder” shall have the meaning as set forth in Section 7.2.

“Section 16 Person” means a Person who is subject to obligations under Section 16 of the 1934 Act with respect to transactions involving equity securities of the Company.

“Service Provider” means an Eligible Employee, a non-employee director of the Company and its affiliates or a non-employee advisory director of the Company and its affiliates.

“Share” means a share of Stock.

“Stock” means authorized and issued or unissued common stock of the Company, at such par value as may be established from time to time.

“Subsidiary” means (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in section 424(f) of the Code, and (ii) in the case of any other type of Award, in addition to a subsidiary corporation as defined in clause (i), a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

“Tandem SAR” means a SAR which is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

“Vested Option” means any Option, or portion thereof, which is exercisable by the Holder. Vested Options remain exercisable only for that period of time as provided for under this Plan and any applicable Option Award Agreement. Once a Vested Option is no longer exercisable after otherwise having been exercisable, the Option shall become null and void.

2.2	General Interpretive Principles. (i) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires; (ii) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Plan and not to any particular provision of this Plan, and references to Sections are references to the Sections of this Plan unless otherwise specified; (iii) the word “including” and words of similar import when used in this Plan shall mean “including, without limitation,” unless otherwise specified; and (iv) any reference to any U.S. federal, state, or local statute or law shall be deemed to also refer to all amendments or successor provisions thereto, as well as all rules and regulations promulgated under such statute or law, unless the context otherwise requires.
SECTION 3
PLAN ADMINISTRATION
3.1	Composition of Committee. The Plan shall be administered by the Committee. To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as “non-employee directors” within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under section 162(m) of the Code, the Committee shall consist of two or more directors of the Company, all of whom shall qualify as “outside directors” within the meaning of Code section 162(m).

3.2	Authority of Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(a)	select the Service Providers to whom Awards may from time to time be granted hereunder;

(b)	determine the type or types of Awards to be granted to eligible Service Providers;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Award;

(e)	determine whether, and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property;

(f)	determine whether, and to what extent, and under what circumstance Awards may be canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(g)	correct any defect, supply an omission, reconcile any inconsistency and otherwise interpret and administer the Plan and any instrument or Award Agreement relating to the Plan or any Award hereunder;

(h)	modify and amend the Plan, establish, amend, suspend, or waive such rules, regulations and procedures of the Plan, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
3.3	Committee Delegation. The Committee may delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to sub-delegate, except that, pursuant to such delegation or sub-delegation, only a member of the Board (or a committee thereof) may grant Awards from time to time to specified categories of Service Providers in amounts and on terms to be specified by the Board or the Committee; provided that no such grants shall be made other than by the Board or the Committee to individuals who are then Section 16 Persons or other than by the Committee to individuals who are then or are deemed likely to become a “covered employee” within the meaning of Code Section 162(m). A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

3.4	Determination Under the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, adjustments, interpretations, and other decisions under or with respect to the Plan, any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Participant, any Holder, and any shareholder. No member of the Committee shall be liable for any action, determination or interpretation made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.
SECTION 4
STOCK SUBJECT TO THE PLAN
4.1	Number of Shares. Subject to adjustment as provided in Section 4.3 and subject to the maximum amount of Shares that may be granted to an individual in a calendar year as set forth in Section 5.5, no more than a total of Four Hundred Thousand (400,000) Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The Shares may be divided among the various Plan components as the Committee shall determine. Shares that are subject to an underlying Award and Shares that are issued pursuant to the exercise of an Award shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2	Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan that are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an

Award that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 16.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the Share limitation provided for in Section 4.1 has been reached for purposes of Incentive Stock Option grants.

4.3	Adjustments in Authorized Shares. If, without the receipt of consideration therefore by the Company, the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares such as, but not limited to, the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of (i) the Shares as to which Awards may be granted under the Plan, (ii) the exercise or purchase price of each outstanding Award, and (iii) the Shares then included in each outstanding Award granted hereunder, shall be increased, decreased or changed in like manner as if the Shares underlying the Award had been issued and outstanding, fully paid and non assessable at the time of such occurrence. The manner in which Awards are adjusted pursuant to this Section 4.3 is to be determined by the Board or the Committee; provided that all adjustments must be determined by the Board or Committee in good faith, and must be effectuated so as to preserve the value that any Participant has in outstanding Awards as of the time of the event giving rise to any potential dilution or enlargement of rights.
4.4	General Adjustment Rules.
(a)	If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, such fractional Share shall be rounded to the nearest whole Share and fractional Shares shall not be issued.

(b)	In the case of any such substitution or adjustment affecting an Option or a SAR (including a Nonqualified Stock Option) such substitution or adjustments shall be made in a manner that is in accordance with the substitution and assumption rules set forth in Treasury Regulations 1.424-1 and the applicable guidance relating to Code section 409A.
SECTION 5
PARTICIPATION
5.1	Basis of Grant. Participants in the Plan shall be those Service Providers, who, in the judgment of the Committee, have performed, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

5.2	Types of Grants; Limits. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee or its designee, and receipt of one such Award shall not result in the automatic receipt of any other Award. Written notice shall be given to such Person, specifying the terms, conditions, right and duties related to such Award. Under no circumstance shall Incentive Stock Options be granted to (i) non-employee directors, (ii) non-employee advisory directors, or (iii) any person not permitted to receive Incentive Stock Options under the Code.

5.3	Award Agreements. Each Participant shall enter into an Award Agreement(s) with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Unless otherwise explicitly stated in the Award Agreement,

Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement(s) with the Participant. Unless explicitly provided for in a particular Award Agreement that the terms of the Plan are being superseded, in the event of any inconsistency between the provisions of the Plan and any such Award Agreement(s) entered into hereunder, the provisions of the Plan shall govern.
5.4	Restrictive Covenants. The Committee may, in its sole and absolute discretion, place certain restrictive covenants in an Award Agreement requiring the Participant to agree to refrain from certain actions. Such Restrictive Covenants, if contained in the Award Agreement, will be binding on the Participant.

5.5	Maximum Annual Award. The maximum number of Shares with respect to which an Award or Awards may be granted to any Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed Forty Thousand (40,000) Shares (subject to adjustment pursuant to Sections 4.3 and 4.4). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.
SECTION 6
STOCK OPTIONS
6.1	Grant of Options. A Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Stock Option or a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Nonqualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.
6.2	Option Agreements. Each Option granted under the Plan shall be evidenced by a written Option Award Agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the “Optionee”), and which shall contain, or be subject to, the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.
(a)	Number of Shares. Each Option Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under section 422(d) of the Code, such Options in excess of such limit shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking Options into account in the order in which they were granted. For the purposes of the foregoing, the Fair Market Value of any Share shall be determined as of the time the Option with respect to such Share is granted. In the event the foregoing results in a portion of an Option designated as an Incentive Stock Option exceeding the $100,000 limitation, only such excess shall be treated as a Nonqualified Stock Option.

(b)	Price. Each Option Award Agreement shall state the Option Exercise Price at which each Share covered by an Option may be purchased. Such Option Exercise Price shall be determined in each case by the Committee, but in no event shall the Option Exercise Price for each Share covered by an Option be less than the Fair Market Value of the Stock on the Option’s Grant Date, as determined by the Committee; provided, however, that the Option Exercise Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the Option’s Grant Date.

(c)	Duration of Options. Each Option Award Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Holder (the “Option Period”). The Option Period must expire, in all cases, not more than ten years from the Option’s Grant Date; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Employee who then owns Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company must expire not more than five years from the Option’s Grant Date. Each Option Award Agreement shall also state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall become exercisable. If any Option or portion thereof is not exercised during its Option Period, such unexercised portion shall be deemed to have been forfeited and have no further force or effect.

(d)	Termination of Service, Death, Disability, etc. Each Option Agreement shall state the period of time, if any, determined by the Committee, within which the Vested Option may be exercised after an Optionee ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, retirement, cessation as a director, or the Company having terminated such Optionee’s employment with or without Cause. Unless an Option Agreement provides otherwise, a Participant’s change in status between serving as an employee and/or director will not be considered a termination of the Participant serving as a Service Provider for purposes of any Option expiration period under the Plan.

(e)	Transferability. Except as otherwise determined by the Committee, Options shall not be transferable by the Optionee except by will or pursuant to the laws of descent and distribution. Each Vested Option shall be exercisable during the Optionee’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. Shares issuable pursuant to any Option shall be delivered only to or for the account of the Optionee, or in the event of Disability or incapacity, to his or her guardian or legal representative.

(f)	Exercise, Payments, etc.
(i)	Unless otherwise provided in the Option Award Agreement, each Vested Option may be exercised by delivery to the Corporate Secretary of the Company a written notice specifying the number of Shares with respect to which such Option is exercised and payment of the Option Exercise Price. Such notice shall be in a form satisfactory to the Committee or its designee and shall specify the particular Vested Option that is being exercised and the number of Shares with respect to which the Vested Option is being exercised. The exercise of the Vested Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in clause (ii) below.

(ii)	The Option Exercise Price may be paid by any of the following methods:
A.	Cash or certified bank check;

B.	By delivery to the Company Shares then owned by the Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Vested Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Holder for such minimum period of time as may be established from time to time by the Committee; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the Stock used as payment of the Option Exercise Price;

In lieu of actually surrendering to the Company the Shares then owned by the Holder, the Committee may, in its discretion permit the Holder to submit to the Company a statement affirming ownership by the Holder of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Holder as payment of the exercise price;

C.	For any Holder other than an Executive Officer or except as otherwise prohibited by the Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

D.	Any combination of the consideration provided in the foregoing subsections (A), (B), and (C).
(iii)	The Company may not guarantee a third-party loan obtained by a Holder to pay any portion of the entire Option Exercise Price of the Shares.
(g)	Date of Grant. Unless otherwise specifically specified in the Option Award Agreement, an option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h)	Withholding.
(A)	Nonqualified Stock Options. Upon any exercise of a Nonqualified Stock Option, the Optionee shall make appropriate arrangements with the Company to provide for the minimum amount of additional withholding required by applicable federal and state income tax and payroll laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 16 hereof.
(B)	Incentive Stock Options. In the event that an Optionee makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the later of (i) the expiration of two years from the date on which the Incentive Stock Option was granted or (ii) the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Optionee shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable Federal and state income tax laws.
(i)	Adjustment of Options. Subject to the limitations set forth below and those contained in Sections 6 and 15, the Committee may make any adjustment in the Option Exercise Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, or re-grant may result in terms and conditions (including Option Exercise Price, number of Shares covered, vesting schedule or exercise period) that differ from the terms and conditions of the original Option; provided, however, the Committee may not, without shareholder approval (i) amend an Option to reduce its Option Exercise Price, (ii) cancel an Option and regrant an Option with a lower Option Exercise Price than the original Option Exercise Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NYSE rules or the rules of the established stock exchange or quotation system on which the Company Stock is then listed or traded if such Exchange’s or quotation system’s rules define what constitutes a repricing. The Committee also may not adversely affect the rights of any Optionee to previously granted Options without the consent of such Optionee. If such action is affected by the amendment, the effective date of such amendment shall be the date of the original grant. Any adjustment, modification, extension or renewal of an Option shall be effected such that the Option is either exempt from, or is compliant with, Code section 409A.
6.3	Shareholder Privileges. No Holder shall have any rights as a shareholder with respect to any Shares covered by an Option until the Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Holder becomes the holder of record of such Stock, except as provided in Section 4.
SECTION 7
STOCK APPRECIATION RIGHTS
7.1	Grant of SARs. Subject to the terms and conditions of this Plan, a SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee in its sole discretion. The Committee may grant Freestanding SARs or Tandem SARs, or any combination thereof.
(a)	Number of Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, subject to the limitations imposed in this Plan and by applicable law.

(b)	Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares on the SARs’ Date of Grant. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.
7.2	SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Participant to whom the SAR is granted (the “SAR Holder”), and which shall specify the exercise price per share, the terms of the SAR, the conditions of exercise, and such other terms and conditions as the Committee in its sole discretion shall determine.

7.3	Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price per Share of the underlying Incentive Stock Option and the Fair Market Value per Share of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value per Share of the Shares subject to the Incentive Stock Option exceeds the per share Option Price per Share of the Incentive Stock Option.

7.4	Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee in its sole discretion shall determine; provided, however, that no Freestanding SAR granted to a Section 16 Person shall be exercisable until at least six (6) months after the Date of Grant or such shorter period as may be permissible while maintaining compliance with Rule 16b-3.

7.5	Expiration of SARs. Each SAR Award Agreement shall state the period of time, if any, determined by the Committee, within which the SAR may be exercised after a SAR Holder ceases to be a Service Provider on account of the Participant’s death, Disability, voluntary resignation, cessation as a director, or the Company having terminated such SAR Holder’s employment with or without Cause. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.
7.6	Payment of SAR Amount. Upon exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise may be in whole Shares of equivalent value, cash, or a combination of whole Shares and cash. Fractional Shares shall be rounded to the nearest whole Share.
SECTION 8
AWARDS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1	Restricted Stock Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Service Provider in such amounts as the Committee shall determine.

8.2	Restricted Stock Unit Awards Granted by Committee. Coincident with or following designation for participation in the Plan and subject to the terms and provisions of the Plan, the Committee may grant a Service Provider Restricted Stock Units in connection with or separate from a grant of Restricted Stock. Upon the vesting of Restricted Stock Units, the Holder shall be entitled to receive the full value of the Restricted Stock Units payable in either Shares or cash.

8.3	Restrictions. A Holder’s right to retain Shares of Restricted Stock or be paid with respect to Restricted Stock Units shall be subject to such restrictions, including him or her continuing to perform as a Service Provider for a restriction period specified by the Committee, or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to (i) different Holders, (ii) different Restricted Stock or Restricted Stock Unit Awards, or (iii) separate, designated portions of the Shares constituting a Restricted Stock Award. Any grant of Restricted Stock or Restricted Stock Units shall contain terms such that the Award is either exempt from Code section 409A or complies with such section.

8.4	Privileges of a Shareholder, Transferability. Unless otherwise provided in the Award Agreement, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Restricted Stock, provided however that any dividends paid on Shares of Restricted Stock prior to such Shares becoming vested shall be held in escrow by the Company and subject to the same restrictions on transferability and forfeitability as the underlying Shares of Restricted Stock. Any voting, dividend, liquidation or other rights shall accrue to the benefit of a Holder only with respect to Shares of Restricted Stock held by, or for the benefit of, the Holder on the record date of any such dividend or voting date. A Participant’s right to sell, encumber or otherwise transfer such Restricted Stock shall, in addition to the restrictions otherwise provided for in the Award Agreement, be subject to the limitations of Section 12.2 hereof. The Committee may determine that a Holder of Restricted Stock Units is entitled to receive dividend equivalent payments on such units. If the Committee determines that Restricted Stock Units shall receive dividend equivalent payments, such feature will be specified in the applicable Award Agreement. Restricted Stock Units shall not have any voting rights.

8.5	Enforcement of Restrictions. The Committee may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Section 8.2 and 8.3:
(a)	placing a legend on the stock certificates, or the Restricted Stock Unit Award Agreement, as applicable, referring to restrictions;

(b)	requiring the Holder to keep the stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect;

(c)	requiring that the stock certificates, duly endorsed, be held in the custody of a third party nominee selected by the Company who will hold such Shares of Restricted Stock on behalf of the Holder while the restrictions remain in effect; or

(d)	inserting a provision into the Restricted Stock Award Agreement prohibiting assignment of such Award Agreement until the terms and conditions or restrictions contained therein have been satisfied or released, as applicable.
8.6	Termination of Service, Death, Disability, etc. In the event of the death or Disability of a Participant, all service period and other restrictions applicable to Restricted Stock Awards then held by him or her shall lapse, and such Awards shall become fully nonforfeitable. Subject to Section 11, in the event a Participant ceases to be a Service Provider for any other reason, any Restricted Stock Awards as to which the service period or other vesting conditions for have not been satisfied shall be forfeited.
SECTION 9
PERFORMANCE SHARES, PERFORMANCE UNITS, BONUS SHARES
AND DEFERRED SHARES
9.1	Awards Granted by Committee. Coincident with or following designation for participation in the Plan, a Participant may be granted Performance Shares or Performance Units.

9.2	Terms of Performance Shares or Performance Units. The Committee shall establish maximum and minimum performance targets to be achieved during the applicable Performance Period. Each grant of a Performance Share or Performance Unit Award shall be subject to additional terms and conditions not inconsistent with the provisions of the Plan. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination.

9.3	Bonus Shares. Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Participant, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

9.4	Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Committee may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Committee may grant to any Participant, or permit any Participant to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Participant may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.
SECTION 10
PERFORMANCE AWARDS; SECTION 162(M) PROVISIONS
10.1	Terms of Performance Awards. Except as provided in Section 11, Performance Awards will be issued or granted, or become vested or payable, only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed upon satisfaction of those performance goals shall be conclusively determined by the Committee. When the Committee determines whether a performance goal has been satisfied for any Performance Period, the Committee, where the Committee deems appropriate, may make such determination using calculations which alternatively include and exclude one, or more than one,

“extraordinary items” as determined under U.S. generally accepted accounting principles, and the Committee may determine whether a performance goal has been satisfied for any Performance Period taking into account the alternative which the Committee deems appropriate under the circumstances. The Committee also may take into account any other unusual or non-recurring items, including the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes and, further, may take into account any unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine reasonable and appropriate under the circumstances (including any factors that could result in the Company’s paying non-deductible compensation to an Employee, non-employee director or non-employee advisory director).
10.2	Performance Goals. If an Award is subject to this Section 10, then the lapsing of restrictions thereon, or the vesting thereof, and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following metrics, and which may be established on an absolute or relative basis for the Company as a whole or any of its subsidiaries, operating divisions or other operating units:
(a)	Earnings (either in the aggregate or on a per-Share basis);

(b)	Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

(c)	Net income or loss (either in the aggregate or on a per-Share basis);

(d)	Cash flow provided by operations, either in the aggregate or on a per-Share basis;

(e)	Growth or rate of growth in cash flow (either in the aggregate or on a per-Share basis);

(f)	Free cash flow (either in the aggregate on a per-Share basis);

(g)	Reductions in expense levels, determined either on a Company-wide basis or in respect of any one or more business units;

(h)	Operating and maintenance cost management and employee productivity;

(i)	Shareholder returns (including return on assets, investments, equity, or gross sales);

(j)	Return measures (including return on assets, equity, or sales);

(k)	Growth or rate of growth in return measures (including return on assets, equity, or sales);

(l)	Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total shareholder return or attainment by the Shares of a specified price for a specified period of time);

(m)	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; and/or

(n)	Achievement of business or operational goals such as market share and/or business development;
provided that applicable performance goals may be applied on a pre- or post-tax basis; and provided further that the Committee may, when the applicable performance goals are established, provide that the formula for such goals may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. In addition to the foregoing performance goals, the performance goals shall also include any performance goals which are set forth in a Company bonus or incentive plan, if any, which has been approved by the Company’s shareholders, which are incorporated herein by reference. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m).
10.3	Adjustments. Notwithstanding any provision of the Plan other than Section 4.3 or Section 11, with respect to any Award that is subject to this Section 10, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

10.4	Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 10 as it may deem necessary or appropriate to insure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Code Section 162(m)(4)(B).

10.5	Section 162(m) Limitations. Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then the Committee may provide that this Section 10 is applicable to such Award.
SECTION 11
REORGANIZATION, CHANGE IN CONTROL OR LIQUIDATION
Except as otherwise provided in an Award Agreement or other agreement approved by the Committee to which any Participant is a party, in the event that the Company undergoes a Change in Control, each Option, share of Restricted Stock and/or other Award shall without regard to any vesting schedule, restriction or performance target, automatically become fully exercisable, fully vested or fully payable, as the case may be, as of the date of such Change in Control. In addition to the foregoing, in the event the Company undergoes a Change in Control or in the event of a corporate merger, consolidation, major acquisition of property (or stock), separation, reorganization or liquidation in which the Company is a party and in which a Change in Control does not occur, the Committee, or the board of directors of any corporation assuming the obligations of the Company, shall have the full power and discretion to prescribe and amend the terms and conditions for the exercise, or settlement, of any outstanding Awards granted hereunder. The Committee may remove restrictions on Restricted Stock and Restricted Stock Units and may modify the performance requirements for any other Awards. The Committee may provide that Options or other Awards granted hereunder must be exercised in connection with the closing of such transactions, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. Notwithstanding the foregoing, any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock, such transaction shall not constitute a merger, consolidation, major acquisition of property for stock, separation, reorganization, liquidation, or Change in Control.
SECTION 12
RIGHTS OF EMPLOYEES; PARTICIPANTS
12.1	Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her services as a Service Provider or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of Participant’s services as a Service Provider shall be determined by the Committee at the time.

12.2	Nontransferability. Except as provided in Section 12.3, no right or interest of any Holder in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Holder’s rights and interests in all Awards shall, to the extent not otherwise prohibited hereunder, be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options or SARs may be made by, the Holder’s legal representatives, heirs or legatees. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his or her affairs because of a mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status. “Transfers” shall not be deemed to include transfers to the Company or “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the authorization of the Committee.

12.3	Permitted Transfers. Pursuant to conditions and procedures established by the Committee from time to time, the Committee may permit Awards to be transferred to, exercised by and paid to certain persons or entities related to a Participant, including members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions (a “Permitted Transferee”). In the case of initial Awards, at the request of the Participant, the Committee may permit the naming of the related person or entity as the Award recipient. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options shall only be transferable to the extent permitted in Section 422 of the Code, or such successor provision thereto, and the treasury regulations thereunder.
SECTION 13
GENERAL RESTRICTIONS
13.1	Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

13.2	Compliance with Securities Laws.
(a)	Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

(b)	Each Holder who is a director or an Executive Officer is restricted from taking any action with respect to any Award if such action would result in a (i) violation of Section 306 of the Sarbanes-Oxley Act of 2002, and the regulations promulgated thereunder, whether or not such law and regulations are applicable to the Company, or (ii) any policies adopted by the Company restricting transactions in the Stock.

13.3	Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions whereby the Company has (i) a right of first refusal with respect to such Shares, (ii) specific rights or limitations with respect to the Participant’s ability to vote such Shares, or (iii) a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant’s cessation or termination as a Service Provider.
SECTION 14
OTHER EMPLOYEE BENEFITS
The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant, payment or vesting of any other Award shall not constitute “earnings” with respect to which any other benefits of such Participant are determined, including benefits under (a) any pension, profit sharing, life insurance or salary continuation plan or other employee benefit plan of the Company or (b) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.
SECTION 15
PLAN AMENDMENT, MODIFICATION AND TERMINATION
15.1	Amendment, Modification, and Termination. The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, to comply with the requirements for listing on any exchange where the Shares are listed, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

15.2	Adjustment Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

15.3	Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to a Holder’s employment being terminated for Cause and Section 15.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder of such Award.
SECTION 16
WITHHOLDING
16.1	Withholding Requirement. The Company’s obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

16.2	Withholding with Stock. The Committee may, in its sole discretion, permit the Holder to pay all minimum required amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from the Shares otherwise issuable to the Holder, Shares having a value not to exceed the minimum amount required to be withheld under federal, state or local law or such lesser amount as may be elected by the Holder. The Committee may require that any shares transferred to the Company have been held or owned by the Participant for a minimum period of time. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the “Tax Date”), as determined by the Committee. Any such elections by Holder to have Shares withheld for this purpose will be subject to the following restrictions:
(a)	All elections must be made prior to the Tax Date;

(b)	All elections shall be irrevocable; and

(c)	If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act (“Section 16”), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.
SECTION 17
NONEXCLUSIVITY OF THE PLAN
17.1	Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board or of the Committee to continue to maintain or adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board or the Committee, as the case may be, may deem necessary or desirable, or to preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, non-employee directors or non-employee advisory directors generally, or to any class or group of employees, non-employee directors or non-employee advisory directors, which the Company now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.
SECTION 18
REQUIREMENTS OF LAW
18.1	Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Holders shall not be entitled to exercise or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Holder, if such exercise, receipt of benefits or delivery would constitute a violation by the Holder or the Company of any applicable law or regulation.

18.2	Code Section 409A. This Plan is intended to meet or to be exempt from the requirements of Section 409A of the Code, and shall be administered, construed and interpreted in a manner that is in accordance with and in furtherance of such intent. Any provision of this Plan that would cause an Award to fail to satisfy Section 409A of the Code or, if applicable, an exemption from the requirements of that Section, shall be amended (in a manner that as closely as practicable achieves the original intent of this Plan) to comply with Section 409A of the Code or any such exemption on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

18.3	Rule 16b-3. Each transaction under the Plan is intended to comply with all applicable conditions of Rule 16b-3, to the extent Rule 16b-3 reasonably may be relevant or applicable to such transaction. To the extent any provision of the Plan or any action by the Committee under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3; provided, however, that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18.4	Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the state of Missouri without giving effect to the principles of the conflict of laws to the contrary.
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SUBJECT TO THE SHAREHOLDER APPROVAL REQUIREMENT NOTED BELOW, THIS EXCHANGE NATIONAL BANCSHARES, INC. 2007 OMNIBUS INCENTIVE PLAN HEREBY IS ADOPTED BY THE BOARD OF DIRECTORS OF EXCHANGE NATIONAL BANCSHARES, INC. THIS 14th DAY OF FEBRUARY, 2007.
THE PLAN SHALL BECOME EFFECTIVE ONLY IF APPROVED BY THE SHAREHOLDERS OF THE COMPANY AND THE EFFECTIVE DATE OF THE PLAN SHALL BE SUCH DATE OF SHAREHOLDER APPROVAL.

EXCHANGE NATIONAL BANCSHARES, INC.
By:	/s/ James E. Smith
	Name:	James E. Smith
	Title:	Chairman and CEO

Annual Meeting of Shareholders June 13, 2007 at 9:00 a.m., Local Time You can vote in one of three ways: (1) By Mail; (2) By Internet; or (3) By Phone. See the reverse side of this sheet for instructions. IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO: Exchange National Bancshares, Inc. P.O. Box 688 Jefferson City, Missouri 65102-0688 DETACH PROXY CARD HERE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, DATED APRIL 30, 2007. Dated If you personally plan to attend the Annual Meeting of Shareholders, please check the box below and list names of attendees on reverse side. SIGNATURE OF SHAREHOLDER(S) Return this stub in the enclosed envelope with your completed proxy card. SIGNATURE OF JOINT SHAREHOLDER(S) I/We plan to attend the 2007 meeting. 3 Sign exactly as your name appears above. Where shares are held in the name of two or more persons, all should sign individually. A corporation should sign by authorized officer and affix corporate seal. Number attending ___PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

TO VOTE BY MAIL To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided. TO VOTE BY INTERNET Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Visit our Internet voting site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen. 3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below. Please note that all votes cast by Internet must be completed and submitted prior to Monday, June 11, 2007 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed. If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail TO VOTE BY TELEPHONE Your telephone vote is quick, confidential and immediate. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions. 3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below. Please note that all votes cast by telephone must be completed and submitted prior to Monday, June 11, 2007 at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail PLEASE LIST Revocable Proxy Exchange National Bancshares, Inc. NAMES OF PERSONS ATTENDING The undersigned hereby appoints William H. Case and Barbara A. Taggart, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Exchange National Bancshares, Inc. (the “Company”) to be held at The Exchange National Bank of Jefferson City’s facility located at 132 East High Street, Jefferson City, Missouri, on Wednesday, June 13, 2007, commencing at 9:00 a.m., local time, and any adjournment thereof (the “Meeting”), and to vote all of the stock of the Company, standing in the name of the undersigned on the books as of the close of business on April 6, 2007, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the following matters: 1. ELECTION OF TWO CLASS III DIRECTORS. (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee’s name. Please mark only one box next to each such name.) FOR the nominee WITHHOLD AUTHORITY to vote for the nominee 01 Kevin L. Riley 02 David T. Turner 2. Proposal to ratify the selection of KPMG LLP as the Company’s registered public accounting firm (independent auditions) for the current year. FOR AGAINST ABSTAIN 3. Proposal to approve of the Company’s 2007 Omnibus Incentive Plan. FOR AGAINST ABSTAIN 4. Proposal to approve of proposed amendment to the Company’s articles of incorporation to change the Company’s name to “Hawthorn Bancshares, Inc.” 3 FOR AGAINST3 ABSTAIN 5. Such other matters, related to the foregoing or otherwise, as properly may come before the Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting. This Proxy will be voted as directed, but if no instructions are specified, this Proxy will be voted FOR the election of the two (2) persons listed above as Class III directors of the Company for the next three years, and FOR approval of each of the other proposals identified above. In their discretion, the appointed proxies and agents are authorized to vote upon such other business as may properly be presented at the Meeting. This Proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise. 3 3 3 (Continued and to be signed on the other side)